AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                               ON JANUARY 30, 2003

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                                                      Registration No. 333-_____

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

     |_| PRE-EFFECTIVE AMENDMENT NO. __ |_| POST-EFFECTIVE AMENDMENT NO. __

                           CREDIT SUISSE CAPITAL FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                 AREA CODE AND TELEPHONE NUMBER: (212) 875-3500

                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                HAL LIEBES, ESQ.
                           CREDIT SUISSE CAPITAL FUNDS
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 WITH A COPY TO:

                             ROSE F. DIMARTINO, ESQ.
                            WILLKIE FARR & GALLAGHER
                               787 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019

Approximate date of public offering: As soon as practicable after the effective date of this Registration Statement.

Title of Securities Being Registered: Shares of beneficial interest, $.001 par value per share. Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

CONTENTS OF
REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

                  Front Cover

                  Contents Page

                  Letter to Shareholders

                  Notice of Special Meeting

                  Part A - Prospectus/Proxy Statement

                  Part B - Statement of Additional Information

                  Part C - Other Information

                  Signature Page

                  Exhibits

                    CREDIT SUISSE STRATEGIC VALUE FUND, INC.
                             YOUR VOTE IS IMPORTANT

         Dear Shareholder:

         We are pleased to invite you to attend a special meeting (the "Special Meeting") of the shareholders of Credit Suisse Strategic Value Fund, Inc. (the "Acquired Fund"). The Board of Directors of the Acquired Fund ("Board") has recently reviewed and unanimously endorsed a proposal for acquisition of the Acquired Fund by Credit Suisse Large Cap Value Fund (the "Acquiring Fund"), a series of Credit Suisse Capital Funds (the "Trust"). The Acquiring Fund is managed by your fund's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"). Under the terms of the proposal, the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund. Shareholders of the Acquired Fund are also being asked to approve certain other matters that have been set forth in the Acquired Fund's Notice of Special Meeting.

         Important Information About the Acquisition

         You are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which the acquisition of the Acquired Fund by the Acquiring Fund (the "Acquisition") would be effected. The Board of the Acquired Fund and CSAM believe that the Acquisition is in the best interests of the Acquired Fund and its shareholders.

         As noted and further described in the attached Prospectus/Proxy Statement, there are certain differences between the investment philosophy and policies of the Funds. THE ONLY SIGNIFICANT DIFFERENCE IN THE WAY THE FUNDS OPERATE IS THAT, WHILE THE ACQUIRED FUND FOCUSES ON LARGE CAPITALIZATION U.S. COMPANIES, IT MAY INVEST IN COMPANIES OF ANY SIZE, WHEREAS THE ACQUIRING FUND INVESTS PRIMARILY IN LARGE CAP COMPANIES.

         The Acquiring Fund has the same Board of Directors/Trustees, co-administrators, distributor, custodian, transfer agent, independent accountant and counsel as the Acquired Fund. The closing of the Acquisition (the "Closing Date") is expected to be on or about April 17, 2003.

         If shareholders of the Acquired Fund approve the Plan, the Acquired Fund will be liquidated upon consummation of the Acquisition and subsequently dissolved. In the event the Plan is not approved, you will continue to be a shareholder of the Acquired Fund and the Board of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

         Upon consummation of the Acquisition, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, having received shares of beneficial interest of the same class, except for Common Class shareholders who will receive load-waived Class A shares with an aggregate net asset value equal to the aggregate net asset value of such shareholder's investment in the Acquired Fund immediately prior to the Acquisition. No sales or other charges will be imposed in connection with the Acquisition. In the opinion of counsel, no gain or loss will be recognized by the shareholders of the Acquired Fund for Federal income tax purposes as a result of the Acquisition and the Acquired Fund generally will not recognize gain or loss for such purposes. CSAM or its affiliates will bear all expenses incurred in connection with the Acquisition.

         The Special Meeting will be held on April 11, 2003 to consider the Acquisition and the other matters set forth in the Acquired Fund's Notice of Special Meeting. We strongly invite your participation by asking you to review, complete and return your proxy promptly.

         Detailed information about the proposals is described in the attached Prospectus/Proxy Statement. THE BOARD OF THE ACQUIRED FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS SET FORTH IN THE ACQUIRED FUND'S NOTICE OF SPECIAL MEETING. On behalf of the Board of the Acquired Fund, I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience; if you prefer, you can fax the proxy card to [Georgeson/D.F. King & Co, Inc., the Acquired Fund's proxy solicitor, Attn.: Dominic F. Maurillo, at 1-(212) 269-2796.] We also encourage you to vote by telephone or through the Internet. Proxies may be voted by telephone by calling [1-(800) 714-3312] between the hours of 9:00 a.m. and 10:00 p.m. (Eastern time) Monday through Saturday or through the Internet using the Internet address located on your proxy card.

         Voting by fax, telephone or through the Internet will reduce the time and costs associated with the proxy solicitations. When the Acquired Fund records proxies by telephone or through the Internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of applicable law.

         Whichever voting method you choose, please read the full text of the Prospectus/Proxy Statement before you vote.

         If you have any questions regarding the proposed Acquisition or any of the other proposals, please feel free to call [Georgeson/D.F. King & Co., Inc. at 1-(800) 714-3312] who will be pleased to assist you.

         IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED
PROMPTLY.

         Sincerely,





         Hal Liebes
                  Vice President and Secretary
         of the Acquired Fund

         ____________, 2003

                                                                 _________, 2003

                    CREDIT SUISSE STRATEGIC VALUE FUND, INC.
                      IMPORTANT NEWS FOR FUND SHAREHOLDERS

         While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposals you are being asked to vote on.

                          Q & A: QUESTIONS AND ANSWERS

Q:    WHAT IS HAPPENING?

A: Credit Suisse Asset Management, LLC ("CSAM") is proposing to combine the assets of Credit Suisse Strategic Value Fund, Inc. (the "Acquired Fund") with Credit Suisse Large Cap Value Fund (the "Acquiring Fund"), a series of Credit Suisse Capital Funds.

The shareholders of the Acquired Fund are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") for the assets and liabilities of the Acquired Fund to be acquired by the Acquiring Fund in a tax-free exchange of shares (the "Acquisition").

If the Plan is approved and the Acquisition consummated, you would no longer be a shareholder of the Acquired Fund, but would become a shareholder of the Acquiring Fund.

Q:    WHAT ARE THE DIFFERENCES BETWEEN MY FUND AND THE ACQUIRING FUND?

A: As noted and further described in the attached Prospectus/Proxy Statement, there are certain differences between the investment philosophy and policies of the Funds. THE ONLY SIGNIFICANT DIFFERENCE IN THE WAY THE FUNDS OPERATE IS THAT, WHILE THE ACQUIRED FUND FOCUSES ON LARGE CAPITALIZATION U.S. COMPANIES, IT MAY INVEST IN COMPANIES OF ANY SIZE, WHEREAS THE ACQUIRING FUND INVESTS PRIMARILY IN LARGE CAP COMPANIES.

The Acquiring Fund has the same Board of Directors/Trustees, investment adviser, co-administrators, distributor, custodian, transfer agent, independent accountant and counsel as the Acquired Fund. The closing of the Acquisition (the "Closing Date") is expected to be on or about April 17, 2003.

Q:    WHAT WILL HAPPEN TO FUND EXPENSES?

A: The Acquisition will result in lower gross and net operating expenses for the Acquired Fund shareholders.

For the fiscal year ended October 31, 2002, the Acquired Fund's Common Class,
      Advisor Class, Class A, Class B and Class C shares had total gross annual expenses of 1.27%, 1.76%, 1.63%, 2.33% and 2.30%, respectively, of average daily net assets. For the fiscal year ended October 31, 2001, the Acquired Fund's Common Class, Advisor Class, Class A, Class B and Class C shares had total net annual expenses of 1.13%, 1.63%, 1.38%, 2.15% and 2.15%, respectively, of average daily net assets. The pro forma net expense ratio of the

      Acquiring Fund's Advisor Class, Class A, Class B and Class C shares, assuming completion of the Acquisition, is estimated to be approximately 1.42%, 1.17%, 1.92% and 1.92%, respectively, of average daily net assets.

Q:    WHAT ARE THE BENEFITS OF THE TRANSACTION?

A: The Board of Directors of the Acquired Fund believes that shareholders may benefit from the proposed Acquisition, in part, because the Acquisition will result in a single larger fund with a potentially lower expense ratio. The proposed Acquisition may result in efficiencies due to a larger asset base. The following pages give you additional information on the proposed Acquisition on which you are being asked to vote.

Q:    WILL I INCUR TAXES AS A RESULT OF THE TRANSACTION?

A: The Acquisition is expected to be a tax-free event. Generally, shareholders of the Acquired Fund will not incur capital gains or losses on the conversion from the Acquired Fund to the Acquiring Fund. Shareholders will incur capital gains or losses if they sell their shares in the Acquired Fund before the Acquisition becomes effective or sell (or exchange) their Acquiring Fund shares after the Acquisition becomes effective. Shareholders will also be responsible for tax obligations associated with periodic dividend and capital gains distributions that occur prior to and after the Acquisition. The Acquired Fund will pay a dividend of any undistributed net investment income and capital gains, which may be substantial, immediately prior to the Closing Date. Please note that qualifying retirement accounts are exempt from such tax consequences.

Q:    WHAT HAPPENS IF THE PLAN IS NOT APPROVED?

A: In the event the Plan is not approved, you will continue to be a shareholder of the Acquired Fund and the Board of Directors of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

Q:    ARE THERE OTHER PROPOSALS BEING PRESENTED?

A: Yes. You are also being asked to: (i) elect Directors to the Board of the Acquired Fund, (ii) consider a series of proposals to modify and/or eliminate certain investment restrictions of the Acquired Fund and (iii) change the investment objective of the Acquired Fund from fundamental to non-fundamental.

Q:    HOW DO THE BOARD MEMBERS OF THE ACQUIRED FUND RECOMMEND THAT I VOTE?

A: AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF THE ACQUIRED FUND, INCLUDING THOSE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

Q:    WHOM DO I CALL FOR MORE INFORMATION?

A: Please call [Georgeson/D.F. King & Co., Inc., the Acquired Fund's proxy solicitor, at 1-(800) 714-3312.]

Q:    HOW CAN I VOTE MY SHARES?

A:    Please choose one of the following options to vote your shares:

      o     By mail, with the enclosed proxy card;

      o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to [Georgeson/D.F. King & Co., Inc., the Acquired Fund's proxy solicitor, at 1-(800) 714-3312;]

      o By faxing the enclosed proxy card to [Georgeson/D.F. King & Co., Inc. Attn: Dominic F. Maurillo, at 1-(212) 269-2796;]

      o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

      o     In person at the Special Meeting.

Q:    WILL THE ACQUIRED FUND PAY FOR THIS PROXY SOLICITATION?

      A: CSAM or its affiliates will bear the costs associated with approving the Plan. The Acquired Fund will bear the costs associated with the other proposals.

                    CREDIT SUISSE STRATEGIC VALUE FUND, INC.
                              466 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10017-3140

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                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 11, 2003

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         Notice is hereby given that a Special Meeting of Shareholders (the
"Special Meeting") of Credit Suisse Strategic Value Fund, Inc. (the "Acquired Fund") will be held at the offices of the Acquired Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017 on April 11, 2003, commencing at 1:00 p.m. for the following purposes:

         1. The shareholders of the Acquired Fund are being asked to approve an Agreement and Plan of Reorganization (the "Plan") providing that (i) the Acquired Fund would transfer to Credit Suisse Large Cap Value Fund (the "Acquiring Fund"), a series of Credit Suisse Capital Funds, all of its assets in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, (ii) such shares of beneficial interest of the Acquiring Fund would be distributed to shareholders of the Acquired Fund in liquidation of the Acquired Fund, and (iii) the Acquired Fund would subsequently be dissolved;

         2.       To elect Directors of the Acquired Fund;

         3. To consider a series of proposals to modify and/or eliminate certain investment restrictions of the Acquired Fund;

         4. To change the investment objective of the Acquired Fund from fundamental to non-fundamental; and

         5. To transact such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

         THE BOARD OF DIRECTORS OF THE ACQUIRED FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS.

         The Board of Directors of the Acquired Fund has fixed the close of business on February 7, 2003 as the record date for the determination of shareholders of the Acquired Fund entitled to notice of and to vote at the Special Meeting and any adjournment or adjournments thereof. As a convenience to shareholders, you can now vote in any one of five ways:

         o        By mail, with the enclosed proxy card(s);

         o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to Georgeson/D.F. King & Co., Inc., the Acquired Fund's proxy solicitor, at 1-(800) 714-3312;

         o By faxing the enclosed proxy card to Georgeson/D.F King & Co., Inc., Attn: Dominic F. Maurillo, at 1-(212) 269-2796;

         o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

         o        In person at the Special Meeting.

         If you have any questions regarding any of the proposals, please feel free to call [Georgeson/D.F. King & Co., Inc. at 1-(800) 714-3312].

         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED TO (A) SIGN AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, (B) VOTE BY TELEPHONE WITH A TOLL-FREE CALL TO 1 (800) 714-3312, (C) VOTE THROUGH THE INTERNET USING THE ADDRESS LOCATED ON THE PROXY CARD OR (D) FAX THE ENCLOSED PROXY CARD(S) TO GEORGESON/D.F. KING & CO., INC. AT (212) 269-2796], SO THAT THEIR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE ACQUIRED FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

         By Order of the Board of Directors,



         /s/ Hal Liebes

         Hal Liebes
         Vice President and Secretary
         of the Acquired Fund

         February __, 2003

            YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO
                   AVOID THE EXPENSE OF FURTHER SOLICITATION.

                       INSTRUCTIONS FOR SIGNING PROXY CARD

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

         4.       Registration

         Corporate Accounts                         Valid Signatures
         ------------------                         ----------------
         (1)  ABC Corp. ............................ABC Corp.
         (2)  ABC Corp. ............................John Doe, Treasurer
         (3)  ABC Corp.
              c/o John Doe, Treasurer ..............John Doe
         (4)  ABC Corp. Profit Sharing Plan ........John Doe, Trustee

         Trust Accounts
         (1)  ABC Trust. ...........................Jane B. Doe, Trustee
         (2)  Jane B. Doe, Trustee
              u/t/d 12/28/78 .......................Jane B. Doe

         Custodial or Estate Accounts
         ----------------------------
         (1)  John B. Smith, Cust.
              f/b/o John B. Smith, Jr. UGMA.........John B. Smith
         (2)  John B. Smith ........................John B. Smith, Jr., Executor

                       This page intentionally left blank.

                  SUBJECT TO COMPLETION DATED JANUARY 30, 2003

                           PROSPECTUS/PROXY STATEMENT
                                FEBRUARY __, 2003

                                 PROXY STATEMENT
                    CREDIT SUISSE STRATEGIC VALUE FUND, INC.
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 927-2874


                                   PROSPECTUS

                       CREDIT SUISSE LARGE CAP VALUE FUND
                     A SERIES OF CREDIT SUISSE CAPITAL FUNDS
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 927-2874

         This Prospectus/Proxy Statement is being furnished to shareholders of Credit Suisse Strategic Value Fund, Inc. (the "Acquired Fund"), an open-end, diversified management investment company organized as a Maryland corporation, in connection with the solicitation of proxies by the fund's Board of Directors for use at a Special Meeting of Shareholders to be held on April 11, 2003 at 1:00 p.m. (the "Special Meeting"), at the offices of the Acquired Fund located at 466 Lexington Avenue, 16th Floor, New York, New York 10017, or any adjournment(s) thereof. The only proposals to be considered are set forth below:

         1.       To approve an Agreement and Plan of Reorganization (the
                  "Plan");

         2.       To elect Directors of the Acquired Fund;

         3. To consider a series of proposals to modify and/or eliminate certain investment restrictions of the Acquired Fund;

         4. To change the investment objective of the Acquired Fund from fundamental to non-fundamental; and

         5. To transact such other business as may properly come before the Special Meeting and any adjournment(s) thereof.

         Pursuant to the Plan, the Acquired Fund would transfer to Credit Suisse Large Cap Value Fund (the "Acquiring Fund" and together with the Acquired Fund, the "Funds"), a series of Credit Suisse Capital Funds (the "Trust"), an open-end, diversified management investment company organized as a Massachusetts business trust, all of the Acquired Fund's assets in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities; such shares of beneficial interest of the

Acquiring Fund would be distributed to shareholders of the Acquired Fund in liquidation of the Acquired Fund; and the Acquired Fund would subsequently be dissolved (the "Acquisition").

         As noted and further described in the attached Prospectus/Proxy Statement, there are certain differences between the investment philosophy and policies of the Funds. THE ONLY SIGNIFICANT DIFFERENCE IN THE WAY THE FUNDS OPERATE IS THAT, WHILE THE ACQUIRED FUND FOCUSES ON LARGE CAPITALIZATION U.S. COMPANIES, IT MAY INVEST IN COMPANIES OF ANY SIZE, WHEREAS THE ACQUIRING FUND INVESTS PRIMARILY IN LARGE CAP COMPANIES.

         The investment objective of the Acquired Fund is total return. To achieve its investment objective, the Acquired Fund invests primarily in equity securities of U.S. companies, with a focus on U.S. companies with large market capitalizations. The investment objective of the Acquiring Fund is long-term capital appreciation and continuity of income. To achieve its investment objective, the Acquiring Fund invests primarily in dividend-paying common stock of companies with large market capitalizations that appear to be undervalued.

         Credit Suisse Asset Management, LLC, the investment adviser for the Acquiring Fund ("CSAM"), and Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and State Street Bank and Trust Company ("State Street"), co-administrators of the Acquiring Fund, serve in the same capacities for the Acquired Fund. In addition, the Acquiring Fund has the same Board of Directors/Trustees, distributor, custodian, transfer agent, independent accountant and counsel as the Acquired Fund.

         As a result of the proposed Acquisition, shareholders of the Acquired Fund will receive that number of shares of beneficial interest of the same class, except for Common Class shareholders who will receive load-waived Class A shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund immediately prior to the Acquisition. The expenses of the Acquisition and the costs associated with this solicitation for approval of the Plan will be borne by CSAM or its affiliates. No sales or other charges will be imposed on the shares of beneficial interest of the Acquiring Fund received by the shareholders of the Acquired Fund in connection with the Acquisition. Former Acquired Fund Common Class shareholders will continue to be able to purchase additional Class A shares of the Acquiring Fund without a sales charge being assessed. The transaction is structured to be tax-free for Federal income tax purposes to shareholders of the Acquired Fund and the Acquiring Fund.

         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before voting. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about February __, 2003. A Statement of Additional Information, dated February __, 2003, relating to this Prospectus/Proxy Statement and the Acquisition, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon oral or written request and without charge by writing to the Acquiring Fund at P.O. Box 55030, Boston, MA 02205-5030 Prospectus/Proxy Statement or by calling 1-(800) 927-2874.

         The following documents, which have been filed with the SEC, are incorporated herein in their entirety by reference.

         o The current Class A, B and C Prospectus of the Acquiring Fund, dated February 28, 2003, as supplemented as of the date hereof. The Acquiring Fund's Prospectus accompanies this Prospectus/Proxy Statement.

         o The current Common Class, Advisor Class and Class A, B and C Prospectuses of the Acquired Fund, dated February 28, 2003, each as supplemented as of the date hereof. Copies may be obtained without charge by writing to P.O. Box 55030, Boston, MA 02205-5030 or by calling 1-(800) 927-2874.

         o The Annual Report of the Acquired Fund for the fiscal year ended October 31, 2002 and the Annual Report of the Acquiring Fund for the fiscal year ended October 31, 2002. The Annual Report of the Acquiring Fund accompanies this Prospectus/ Proxy Statement.

         Accompanying this Prospectus/Proxy Statement as Exhibit A is a copy of the form of the Plan for the proposed Acquisition.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

                               TABLE OF CONTENTS

                                                                                                              PAGE

PROPOSAL 1 - APPROVAL OF THE PLAN................................................................................6

Summary..........................................................................................................6

Risk Factors.....................................................................................................9

Reasons for the Acquisition......................................................................................9

FEE TABLES......................................................................................................11

Information About the Acquisition...............................................................................14

Total Returns...................................................................................................18

Ownership of the Funds..........................................................................................20

Comparison of Investment Objectives and Policies................................................................20

Determination of Net Asset Value of Shares of the Acquiring Fund................................................24

Management of Each Fund.........................................................................................25

Interest of CSAM in the Acquisition.............................................................................25

Information on Shareholders' Rights.............................................................................26

Conclusion......................................................................................................28

Required Vote...................................................................................................29

PROPOSAL 2 - ELECTION OF DIRECTORS OF THE ACQUIRED FUND.........................................................29

PROPOSAL 3 - TO MODIFY AND/OR ELIMINATE  CERTAIN INVESTMENT RESTRICTIONS........................................37

Proposal No. 3-A:  To Modify the Fundamental Investment Restriction on Borrowing Money..........................38

Proposal No. 3-B:  To Modify the Fundamental Investment Restriction on Lending..................................39

Proposal No. 3-C:  To Modify the Fundamental Investment Restriction on Real Estate Investments..................40

Proposal No. 3-D:  To Remove the Fundamental Investment Restriction on Short Sales..............................40

Proposal No. 3-E:  To Remove the Fundamental Investment Restriction on Margin Transactions......................41

PROPOSAL 4 - TO CHANGE THE INVESTMENT OBJECTIVE  OF THE ACQUIRED FUND FROM FUNDAMENTAL TO
NON-FUNDAMENTAL.................................................................................................41

INFORMATION ON THE ACQUIRED FUND'S ACCOUNTANTS..................................................................42

ADDITIONAL INFORMATION..........................................................................................42

VOTING INFORMATION..............................................................................................42

OTHER BUSINESS..................................................................................................44


                                       4

FINANCIAL STATEMENTS AND EXPERTS................................................................................44

ADDITIONAL MATERIALS............................................................................................44

LEGAL MATTERS...................................................................................................45

PART B INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION..........................................46

Exhibit A:  Agreement and Plan of Reorganization...............................................................A-1

Exhibit B:  Form of Proxy Card.................................................................................B-1

                        PROPOSAL 1 - APPROVAL OF THE PLAN

SUMMARY

         THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, THE PLAN (A COPY OF THE FORM OF THE PLAN IS ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS EXHIBIT A), THE PROSPECTUSES OF THE ACQUIRED FUND, THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRED FUND, THE PROSPECTUS OF THE ACQUIRING FUND AND THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRING FUND.

         PROPOSED ACQUISITION. The Plan provides for the acquisition of all of the assets and liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund. The Plan also calls for the distribution of shares of beneficial interest of the Acquiring Fund to the Acquired Fund's shareholders in liquidation of the Acquired Fund. As a result of the Acquisition, each shareholder of a class of shares of the Acquired Fund will become the owner of that number of full and fractional shares of beneficial interest of the same class of the Acquiring Fund, except for Common Class shareholders who will receive Class A shares of the Acquiring Fund having an aggregate net asset value ("NAV") equal to the aggregate net asset value of such shareholder's shares in the Acquired Fund as of the close of business on the date that the Acquired Fund's assets and liabilities are exchanged for shares of beneficial interest of the Acquiring Fund.
See "Information About the Acquisition - Agreement and Plan of Reorganization."

         Because the Acquiring Fund is a series of the Trust, it does not have a Board of Trustees separate from the other series of the Trust. Accordingly, when we refer to the "Trustees of the Acquiring Fund" or the "Board of Trustees of the Acquiring Fund" elsewhere in this Prospectus/Proxy Statement, we mean the Trustees and Board of Trustees of the Trust.

         For the reasons set forth below under "Reasons for the Acquisition," the Board of Directors of the Acquired Fund, including the Directors of the Acquired Fund who are not "interested persons" (the "Independent Directors"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has unanimously concluded that the Acquisition would be in the best interests of its shareholders and that the interests of its existing shareholders will not be diluted as a result of the transaction contemplated by the Acquisition. The Board of Directors of the Acquired Fund therefore has submitted the Plan for approval by its shareholders. The Board of Trustees of the Trust has also reached similar conclusions and approved the Acquisition with respect to the Acquiring Fund.

         Approval of the Acquisition requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund, in the aggregate without regard to class, present in person or represented by proxy. See "Voting Information." If shareholders of the Acquired Fund approve the Acquisition, the Acquired Fund will be liquidated upon consummation of the Acquisition and subsequently dissolved. In the event the Plan is not approved, the Board of Directors of the

Acquired Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

         TAX CONSEQUENCES. Prior to completion of the Acquisition, the Acquired Fund and the Acquiring Fund will have received an opinion of counsel that, upon the closing of the Acquisition, no gain or loss will be recognized by the shareholders of the Acquired Fund for Federal income tax purposes and, generally the Acquired Fund will not recognize gain or loss for such purposes. The holding period and aggregate tax basis of the Acquiring Fund shares of beneficial interest received by the Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholder. In addition, the holding period and aggregate tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund as a result of the Acquisition, will generally be the same as in the hands of the Acquired Fund immediately prior to the Acquisition.

         INVESTMENT OBJECTIVES AND POLICIES. As noted and further described in the attached Prospectus/Proxy Statement, there are certain differences between the investment philosophy and policies of the Funds. THE ONLY SIGNIFICANT DIFFERENCE IN THE WAY THE FUNDS OPERATE IS THAT, WHILE THE ACQUIRED FUND FOCUSES ON LARGE CAPITALIZATION U.S. COMPANIES, IT MAY INVEST IN COMPANIES OF ANY SIZE, WHEREAS THE ACQUIRING FUND INVESTS PRIMARILY IN LARGE CAP COMPANIES.

         The investment objective of the Acquiring Fund is long-term capital appreciation and continuity of income. To pursue its investment objective, the Acquiring Fund invests principally in dividend-paying common stock of companies with large market capitalizations that appear to be undervalued and diversifies its investment among different industries and companies. Under normal market conditions, the Acquiring Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations. The investment objective of the Acquired Fund is total return. To pursue its investment objective, the Acquired Fund invests primarily in equity securities of value companies. The Acquired Fund focuses on large U.S. companies. Under normal market conditions, the Acquired Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. equity securities.

         PURCHASE AND REDEMPTION PROCEDURES. Except as otherwise indicated in this section the Funds have similar policies with respect to purchases and redemptions. Common Class shares of the Acquired Fund may be purchased directly from the Acquired Fund or through a variety of financial services firms. Class A shares of the Acquiring Fund may be purchased from the Acquiring Fund directly, through the Acquiring Fund's distributor or through securities dealers. Class A shares of the Acquiring Fund may be purchased at the NAV per share plus an initial sales charge imposed at the time of purchase and may be subject to a contingent deferred sales charge in cases where the initial sales charge was not applied because of the size of the purchase. However, the Class A shares acquired by Acquired Fund Common Class shareholders will not be subject to any sales charge and Acquired Fund shareholders will be able to acquire additional Class A shares of the Acquiring Fund without a sales charge being assessed. The purchase and redemption procedures available to shareholders of all of the other classes of the Acquiring Fund are identical to those available to shareholders of the same class of the Acquired Fund.

         You should also note that certain brokers who distribute shares of the Acquired Fund may not distribute shares of the Acquiring Fund. The Prospectus of the Acquiring Fund provides additional information on purchasing shares of the Acquiring Fund.

         SALES CHARGES. Common Class shares of the Acquired Fund are sold at NAV per share without an initial sales charge or a contingent deferred sales charge ("CDSC") and are not subject to a 12b-1 fee . The price of Class A shares for each of the Funds is the NAV plus the initial sales charge. The sales charges for Class A shares begins at 5.75% for purchases below $50,000 and is gradually reduced to zero if $1,000,000 or more is purchased. The Class A shares issued to Acquired Fund Common Class shareholders will be "load-waived," meaning that they are not subject to any sales charge. It is important to note that former Acquired Fund Common Class shareholders will continue to be able to purchase additional Class A shares of the Acquiring Fund on a load-waived basis. The Class B and Class C shares of the Funds may be purchased at the NAV price, although a CDSC may be applied. Class B shares have a diminishing CDSC (4% for the first year and 0% after the fourth year) and become Class A shares after eight years. Class C shares have a 1% CDSC charge per annum, but remain Class C shares. Advisor Class shares of the Acquired Fund are subject to a 12b-1 fee of 0.50%. Class A shares of each of the Funds are subject to a 12b-1 fee of 0.25%. The Class B and Class C shares of the Funds are each subject to a 12b-1 fee of 1.00% per annum of average daily net assets. Each Fund has a compensation type 12b-1 plan in which the distributor receives the distribution fee regardless of the cost of the distribution activities performed. See "Fee Table" below.

         EXCHANGE PRIVILEGES. The exchange privileges available to shareholders of a class of the Acquiring Fund are identical to those available to shareholders of the same class of the Acquired Fund. Shareholders of each Fund may exchange at NAV all or a portion of their shares for shares of the same class of other mutual funds in the Credit Suisse family of funds at their respective NAVs, provided that such fund offers the relevant class of shares. Exchanges may be effected for Advisor Class shares by mail or telephone; exchanges of Class A, B and C shares may be effected through an investor's financial representative. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases in the fund in which shares are being purchased. The Funds reserve the right to refuse exchange purchases by any person or group, if in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The exchange privilege may be modified or terminated at any time upon 60-days' notice to shareholders.

         The exchange privilege is available to shareholders residing in any state in which the relevant fund's shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. No initial sales charge is imposed on the shares being acquired in an exchange.

         DIVIDENDS. The Acquiring Fund and the Acquired Fund distribute substantially all of their respective net investment income and net realized capital gains, if any, to their respective shareholders. All distributions are reinvested in the form of additional full and fractional shares of the relevant class of the Fund unless a shareholder elects otherwise. Each Fund typically declares and pays dividends, if any, from net investment income at least quarterly. Net realized capital gains, if any, of each Fund are typically distributed at least annually. The Acquired Fund will pay a dividend of undistributed net investment income and capital gains, if any, immediately prior to the Closing Date. The amount of any dividend actually paid prior to the Closing Date will vary depending on a number of factors, such as changes in the value of the Acquired Fund's holdings and net redemptions of the Acquired Fund's shares. If determined as of January 31, 2003, there would have been no distribution. See "Dividend and Distribution Information" in the accompanying Prospectus of the Acquiring Fund.

         APPRAISAL RIGHTS. Under the laws of the Commonwealth of Massachusetts, shareholders of the Acquiring Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquiring Fund. In addition, under the laws of the State of Maryland, shareholders of the Acquired Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquired Fund by another entity. Shareholders of the Acquired Fund may, however, redeem their shares at NAV prior to the date of the Acquisition (subject only to certain restrictions set forth in the 1940
Act). See "Information on Shareholders' Rights - Voting Rights."

RISK FACTORS

         The principal risk factor affecting both the Acquiring Fund and the Acquired Fund is market risk. (Please note that shareholders of both Funds are being solicited to change each Fund's investment restriction on borrowing that, if adopted, would result in the Funds having identical investment policies on borrowing.) The Acquired Fund has greater exposure to the risks of investing in both non-investment grade debt securities and warrants than the Acquiring Fund, as the Acquired Fund is permitted to invest up to 10% and 15% of its net assets in non-investment grade debt securities and warrants, respectively, while the Acquiring Fund may not invest in either type of security. Investing in non-investment grade debt securities carries additional risks, including an increased risk of default. The Acquired Fund also has greater exposure to the risks of investing in options than the Acquiring Fund as the Acquiring Fund may invest up to 5% of its net assets in options, while the Acquired Fund may invest up to 25% of its net assets in such securities. In addition the Acquired Fund has greater exposure to the risks of investing in foreign securities than the Acquiring Fund as the Acquiring Fund may invest up to 10% of its net assets in foreign securities, while the Acquired Fund may invest up to 20% of its total assets in such securities. See the accompanying Prospectus of the Acquiring Fund for a complete discussion of the risks of investing in the Acquiring Fund.

REASONS FOR THE ACQUISITION

         The Board of Directors of Acquired Fund has unanimously determined that it is in the best interest of the Acquired Fund to effect the Acquisition. In reaching this conclusion, the Board considered a number of factors, including the following:

         1. the Acquisition will result in a single larger fund that primarily invests in large capitalization companies, which historically have been less volatile than a portfolio of multi-cap stocks;

         2. the Acquisition may increase efficiencies, eliminating one of the two sets of prospectuses, annual reports and other documents required for two funds, although there is no guarantee that the combined fund will realize such efficiencies;

         3. a larger asset base could provide portfolio management benefits, such as the ability to command more attention from brokers and underwriters of portfolio securities;

         4. that the Acquiring Fund has better 1, 5 and 10-year performance than the Acquired Fund;

         5.       the terms and conditions of the Acquisition;

         6. the investment objectives, investment philosophies, investment policies and restrictions of the Acquiring Fund in relation to those of the Acquired Fund;

         7. that the investment adviser for the Acquiring Fund is the same as that of the Acquired Fund;

         8. the Federal tax consequences of the Acquisition, and that a legal opinion will be rendered that no gain or loss will be recognized by the shareholders of the Acquired Fund or by the Acquiring Fund for Federal income tax purposes as a result of the Acquisition and that the Acquired Fund generally will not recognize gain or loss for such purposes;

         9. that the interests of shareholders of the Acquired Fund will not be diluted as a result of the Acquisition;

         10. that the expenses of the Acquisition will be borne by CSAM or its affiliates; and

         11. that no sales or other charges will be imposed in connection with the Acquisition.

         In light of the foregoing, the Board of Directors of the Acquired Fund, including the Independent Directors, has determined that it is in the best interests of the Acquired Fund and its shareholders to effect the Acquisition. The Board of Directors of the Acquired Fund has also determined that the Acquisition would not result in dilution of the interests of the Acquired Fund's shareholders. In making these determinations, the Board of Directors did not give equal weight to each factor.

         The Board of Trustees of the Acquiring Fund has determined that it is advantageous to the Acquiring Fund to effect the Acquisition. The Board of Trustees of the Acquiring Fund considered, among other things, the terms and conditions of the Acquisition and representations that the Acquisition would be effected as a tax-free reorganization. Accordingly, the Board of

Trustees of the Acquiring Fund, including a majority of the Independent Trustees, has determined that the Acquisition is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's shareholders would not be diluted as a result of the Acquisition.

                                   FEE TABLES

ACQUIRING FUND ACQUISITION

         Following are three tables showing current fees and expenses of the Common Class, Advisor Class, Class A, Class B and Class C shares of the Acquired Fund, holders of which will receive the corresponding class of the Acquiring Fund, except for Common Class shareholders who will receive load-waived Class A shares of the Acquiring Fund, upon the closing of the Acquisition, and the fees and expenses of the Advisor Class, Class A, Class B and Class C shares of the Acquiring Fund before and after giving effect to the Acquisition. The tables do not reflect charges that institutions and financial intermediaries may impose on their customers.

                    BEFORE FEE WAIVERS AND/OR REIMBURSEMENTS

                                          ACQUIRING FUND                                       ACQUIRED FUND
                                          --------------                                       -------------
                                  ADVISOR    CLASS A* CLASS B CLASS C         COMMON     ADVISOR   CLASS A  CLASS B  CLASS C
                                  CLASS                                       CLASS      CLASS
                                  -------------------------------------------------------------------------------------------
SHAREHOLDER FEES:
Maximum sales charge imposed      None       5.75%   None     None            None       None      5.75%    None     None
on purchase (as a percentage
of offering price)

Maximum deferred sales            None       None    4%       1%              None       None      None     4%       1%
charge (as a percentage of
original purchase price, or
redemption proceeds, as
applicable)

ANNUAL FUND OPERATING EXPENSES
(DEDUCTED FROM FUND ASSETS)

Management Fee                    .60%       .60%    .60%     .60%             .75%       .75%      .75%      .75%     .75%

Distribution and Service          .50%       .25%    1.00%    1.00%           0.00%       .50%      .25%     1.00%    1.00%
(12b-1) fee

Other Expenses                    .46%       .46%    .45%     .46%             .52%       .51%      .63%      .58%     .55%

TOTAL ANNUAL FUND OPERATING
EXPENSES**
                                  1.56%      1.31%   2.05%    2.06%           1.27%      1.76%     1.63%     2.33%    2.30%
-----------------------------------------------------------------------------------------------------------------------------

         * Although the Class A shares impose a maximum sales charge of 5.75%, this charge does not apply to Class A shares received in the Acquisition or additional Class A shares of the Acquiring Fund purchased by former Acquired Fund shareholders.

         ** Actual fees and expenses for the fiscal year ended October 31, 2002 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for the Acquired Fund and the Acquiring Fund during their most recent fiscal years but may be discontinued at any time.



                                  COMBINED FUND

                                    PRO FORMA

                                                 ADVISOR CLASS   CLASS A          CLASS B             CLASS C
                                                 --------------------------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT):

Maximum sales charge imposed on purchase         None            5.75%            None                None
(as a percentage of offering price)

Maximum deferred sales charge (as a              None            None             4%                  1%
percentage of original purchase price, or
redemption proceeds, as applicable)

ANNUAL FUND OPERATING EXPENSES (EXPENSES
THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                  .54%            .54%             .54%                .54%

12b-1 fees                                       .50%            .25%             1.00%               1.00%

Other Expenses                                   .38%            .38%             .38%                .38%

TOTAL ANNUAL FUND OPERATING EXPENSES
                                                 1.42%           1.17%            1.92%               1.92%

                     AFTER FEE WAIVERS AND/OR REIMBURSEMENTS

                                      ACQUIRING FUND                                          ACQUIRED FUND
                                      --------------                                          -------------
                            ADVISOR    CLASS A  CLASS B  CLASS C              COMMON    ADVISOR   CLASS A  CLASS B   CLASS C
                            CLASS                                             CLASS     CLASS
                            --------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fee              .33%       .33%     .33%     .33%                  .75%     .75%      .75%      .75%      .75%

Distribution and            .50%       .25%     1.00%    1.00%                0.00%     .50%      .25%     1.00%     1.00%
Service (12b-1) fee

Other Expenses              .45%       .45%     .45%     .45%                  .52%     .51%      .63%      .58%      .55%

NET ANNUAL FUND
OPERATING EXPENSES
                            1.28%      1.03%    1.78%    1.78%                1.27%    1.76%     1.63%     2.33%     2.30%
-----------------------------------------------------------------------------------------------------------------------------

EXAMPLES

         The following examples are intended to assist an investor in understanding the various costs that an investor in each Fund will bear directly or indirectly. The examples assume payment of operating expenses at the levels set forth in the tables presented above (in each case before fee waivers and expense reimbursements) and that all dividends and distributions are reinvested. The examples also assume that you invest $10,000 in the Fund for the time periods indicated an then redeem all of your shares at the end of those periods. The example also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                One Year              Three Years             Five Years              10 Years
----------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Common Class                      $129                    $403                   $697                  $1,534
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Advisor Class                     $179                    $554                   $954                  $2,073
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class A (with or                  $731                   $1,060                 $1,411                 $2,397
without redemption)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class B (redemption at            $636                    $927                  $1,245                 $2,491
end of period)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class B (no redemption)           $236                    $727                  $1,245                 $2,491
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class C (redemption at            $333                    $718                  $1,230                 $2,636
end of period)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class C (no redemption)           $233                    $718                  $1,230                 $2,636
----------------------------------------------------------------------------------------------------------------------
ACQUIRING FUND
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
Advisor Class                      $159                   $493                   $850                  $1,856
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
Class A (with or without           $701                   $966                  $1,252                 $2,063
redemption)
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
Class B (redemption at             $608                   $843                  $1,103                 $2,189
end of period)
--------------------------- -------------------- ----------------------- ---------------------- ----------------------


                                       13

--------------------------- -------------------- ----------------------- ---------------------- ----------------------
Class B (no redemption)            $208                   $643                  $1,103                 $2,189
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
Class C (redemption at             $309                   $646                  $1,108                 $2,390
end of period)
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
Class C (no redemption)            $209                   $646                  $1,108                 $2,390
----------------------------------------------------------------------------------------------------------------------
COMBINED FUND PRO FORMA
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
Advisor Class                      $145                   $449                   $776                  $1,702
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
Class A (with or without           $687                   $925                  $1,182                 $1,914
redemption)
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
Class B (redemption at             $595                   $803                  $1,037                 $2,048
end of period)
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
Class B (no redemption)            $195                   $603                  $1,037                 $2,048
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
Class C (redemption at             $295                   $603                  $1,037                 $2,243
end of period)
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
Class C (no redemption)            $195                   $603                  $1,037                 $2,243
--------------------------- -------------------- ----------------------- ---------------------- ----------------------


INFORMATION ABOUT THE ACQUISITION

         AGREEMENT AND PLAN OF REORGANIZATION. The following summary of the Plan is qualified in its entirety by reference to the form of the Plan (Exhibit A hereto). The Plan provides that the Acquiring Fund will acquire all of the assets of the Acquired Fund in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund on the Closing Date. The Closing Date is expected to be on or about April 17, 2003.

         Prior to the Closing Date, the Acquired Fund will endeavor to discharge all of its known liabilities and obligations, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund will assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on an unaudited statement of assets and liabilities for the Acquired Fund, as of the close of regular trading on The New York Stock Exchange, Inc. ("NYSE"), currently 4:00 p.m., New York City time, on the Closing Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The NAV per share of each class of each Fund will be calculated by determining the total assets attributable to such class, subtracting the relevant class' pro rata share of the actual and accrued liabilities of Fund and the liabilities specifically allocated to that class of shares, and dividing the result by the total number of outstanding shares of the relevant class. Each Fund will utilize the procedures set forth in its respective current Prospectuses or Statement of Additional Information to determine the value of its respective portfolio securities and to determine the aggregate value of each Fund's portfolio.

         On or as soon after the Closing Date as conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the shares of beneficial interest of the Acquiring Fund received by the Acquired Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Acquired Fund's shareholders on the share records of the Acquiring Fund's transfer agent. Each account will represent the number of shares of the Acquiring Fund due to the Acquired Fund's shareholders calculated in accordance with the Plan. After such distribution and the winding up of its affairs, the Acquired Fund will terminate as a management investment company and dissolve as a Maryland corporation.

         The consummation of the Acquisition is subject to the conditions set forth in the Plan, including approval of the Plan by the Acquired Fund's shareholders. Notwithstanding approval by the shareholders of the Acquired Fund, the Plan may be terminated at any time at or prior to the Closing Date: (i) by mutual agreement of the Acquired Fund and the Acquiring Fund; (ii) by the Acquired Fund, in the event the Acquiring Fund shall, or by the Acquiring Fund, in the event the Acquired Fund shall, materially breach any representation, warranty or agreement contained in the Plan to be performed at or prior to the Closing Date; or (iii) if a condition to the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

         Pursuant to the Plan, the Acquiring Fund has agreed to indemnify and advance expenses to each Director or officer of the Acquired Fund against money damages incurred in connection with any claim arising out of such person's services as a Director or officer with respect to matters specifically relating to the Acquisition.

         Approval of the Plan requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund, in the aggregate without regard to class, present in person or represented by proxy. Shareholders of the Acquired Fund are entitled to one vote for each share. If shareholders of the Acquired Fund approve the Acquisition, the Acquired Fund will be liquidated upon consummation of the Acquisition and subsequently dissolved. In the event the Plan is not approved, the Board of Directors of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

         DESCRIPTION OF THE ACQUIRING FUND SHARES. Shares of beneficial interest of the Acquiring Fund will be issued to the Acquired Fund in accordance with the procedures detailed in the Plan and as described in the Acquiring Fund's Prospectus and Statement of Additional Information. The Acquiring Fund, like the Acquired Fund, will not issue share certificates to its shareholders. See "Information on Shareholders' Rights" and the Prospectus of the Acquiring Fund for additional information with respect to the shares of beneficial interest of the Acquiring Fund.

         The Acquiring Fund has authorized six classes of common stock, called Common Class, Advisor Class, Class A, Class B, Class C and Class D shares. Shareholders of the Acquired Fund will be issued the corresponding class of shares of the Acquiring Fund, except for Common Class shareholders who will receive Class A shares of the Acquiring Fund. No shareholders will receive Common Class or Class D shares under the Acquisition. Shares of each class of the Acquiring Fund represent equal pro rata interests in the Acquiring Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The Acquiring Fund intends to continuously offer Advisor Class, Class A, Class B and Class C shares after consummation of the Acquisition.

         FEDERAL INCOME TAX CONSEQUENCES. The exchange of the Acquired Fund assets for shares of beneficial interest of the Acquiring Fund, followed by the distribution of these shares, is intended to qualify for U.S. Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Acquisition, the Acquiring Fund and the Acquired Fund will receive an opinion from Willkie Farr & Gallagher, counsel to the Funds, substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Acquisition:

         (1) the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Fund shares of beneficial interest and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution of the Acquiring Fund shares of beneficial interest to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares of beneficial interest and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

         (3) except for consequences regularly attributable to termination of the Acquired Fund's taxable year, no gain or loss will be recognized by the Acquired Fund upon the transfer of such fund's assets to the Acquiring Fund in exchange for the Acquiring Fund shares of beneficial interest and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund shares of beneficial interest to the Acquired Fund's shareholders;

         (4) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares for Acquiring Fund shares of beneficial interest or upon the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

         (5) the aggregate tax basis of the Acquiring Fund shares of beneficial interest received by each Acquired Fund shareholder of the Acquired Fund pursuant to the Acquisition will be the same as the aggregate tax basis of shares of the Acquired Fund held by such shareholder immediately prior to the Acquisition, and the holding period of the Acquiring Fund shares of beneficial interest to be received by each shareholder of the Acquired Fund will include the period during which the shares of the Acquired Fund exchanged therefor were held by such shareholder (provided that the Acquired Fund shares were held as capital assets on the date of the Acquisition); and

         (6) except for assets which may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Acquisition, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

         You should recognize that an opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. Neither the Acquired Fund nor the Acquiring Fund will seek to obtain a ruling from the IRS regarding the tax consequences of the Acquisition. Accordingly, if the IRS sought to challenge the tax treatment of the Acquisition and was successful, neither of which is anticipated, the Acquisition could be treated, in whole or in part, as a taxable sale of assets of the Acquired Fund, followed by the taxable liquidation thereof.

         Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the proposed Acquisition in light of their individual circumstances. Since the foregoing discussion only relates to the U.S. Federal income tax consequences of the Acquisition, shareholders of the Acquired Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Acquisition.

CAPITALIZATION

         The following table shows the capitalization of the Acquired Fund and the Acquiring Fund as of October 31, 2002 and the capitalization of the Acquiring Fund on a pro forma basis as of the closing date of the Acquisition, after giving effect to such Acquisition.(1)


                                    ACQUIRING              ACQUIRED                                        PRO
                                       FUND                  FUND                PRO FORMA                FORMA
                                     (ACTUAL)              (ACTUAL)             ADJUSTMENTS              (ACTUAL)
                               ------------------------------------------------------------------------------------
Common                         $     3,060,715         $  175,121,019         (175,121,019)            $  3,060,715
Advisor(2)                                -                25,500,591               (4,278)              25,496,313
Class A                            114,733,069                404,067          175,091,570              290,228,706
Class B                             28,312,471                 88,367                  (15)              28,400,823
Class C                              2,104,064                142,054                  (24)               2,246,094

                                       17

                                    ACQUIRING              ACQUIRED                                        PRO
                                       FUND                  FUND                PRO FORMA                FORMA
                                     (ACTUAL)              (ACTUAL)             ADJUSTMENTS              (ACTUAL)
                               ------------------------------------------------------------------------------------
NET ASSET VALUE
Common                         $          16.82        $         10.56                -                $      16.82
Advisor(2)                                   -                   10.55                -                       16.82
Class A                                   16.83                  10.55                -                       16.83
Class B                                   16.66                  10.51                -                       16.66
Class C                                   16.58                  10.50                -                       16.58

SHARES OUTSTANDING
Common                                  181,923             16,586,562       (16,586,562)                   181,923
Advisor(2)                                    -              2,417,186          (901,353)                 1,515,833
Class A                               6,817,930                 38,298        10,388,496                 17,244,724
Class B                               1,699,492                  8,410            (3,171)                 1,704,731
Class C                                 126,880                 13,525            (4,935)                   135,470

         ---------------
(1)      Assumes the Acquisition of the Acquired Fund had been consummated on
         October 31, 2002 and is for information purposes only. No assurance can be given as to how many Acquiring Fund shares will be received by shareholders of the Acquired Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of Acquiring Fund shares that actually will be received on or after such date.

(2) The Acquiring Fund will commence the offering of Advisor Class shares on April 17, 2003.

         TOTAL RETURNS

         Performance information is shown separately for each class of each Fund. Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. It is assumed that with respect to Class A shares of the Acquiring Fund, the maximum initial sales charge of 5.75% was deducted at the time of investment. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

         The following table reflects the average annual total return for the 1-year, 5-year, 10-year and since inception periods ending October 31, 2002 for each Fund:

-------------------------------- --------------- -------------- -------------- ------------------- -------------------
                                     1 YEAR         5 YEARS       10 YEARS          LIFE OF          INCEPTION DATE
                                                                                     FUND
----------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND1
----------------------------------------------------------------------------------------------------------------------
COMMON CLASS                        -13.29%         1.95%          9.45%             9.68%              10/6/88
-------------------------------- --------------- ------------- --------------- ------------------- -------------------

                                       18

----------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS                       -13.71%         1.47%           N/A              4.92%              5/15/95
-------------------------------- --------------- ------------- --------------- ------------------- -------------------
Return After Taxes on               -13.87%         -1.37%         6.47%             7.10%
Distributions2
-------------------------------- --------------- ------------- --------------- ------------------- -------------------
Return After Taxes on                -7.56%         0.92%          7.00%             7.35%
Distributions and Sale of Fund
Shares2
----------------------------------------------------------------------------------------------------------------------
ACQUIRING FUND3
----------------------------------------------------------------------------------------------------------------------
CLASS A (NO LOAD)                    -7.63%          4.14%         10.78%            11.39%             9/19/49
-------------------------------- --------------- -------------- -------------- ------------------- -------------------
CLASS B (NO LOAD)                    -8.29%          3.40%           N/A             7.78%              2/28/96
-------------------------------- --------------- -------------- -------------- ------------------- -------------------
CLASS C (NO LOAD)                    -8.35%           N/A            N/A             -2.30%             2/28/00
-------------------------------- --------------- -------------- -------------- ------------------- -------------------
CLASS A (WITH LOAD)                 -12.95%          2.91%         10.21%            11.27%
-------------------------------- --------------- -------------- -------------- ------------------- -------------------
CLASS B (WITH LOAD)                 -11.66%          3.40%           N/A             7.78%
-------------------------------- --------------- -------------- -------------- ------------------- -------------------
CLASS C (WITH LOAD)                  -9.19%           N/A            N/A             -2.30%
-------------------------------- --------------- -------------- -------------- ------------------- -------------------
Return After Taxes on                -9.43%          2.18%          8.56%            -6.30%
Distributions4 (no load)
-------------------------------- --------------- -------------- -------------- ------------------- -------------------
Return After Taxes on               -14.64%          2.41%          8.69%            9.07%
Distributions4 (with load)
-------------------------------- --------------- -------------- -------------- ------------------- -------------------
Return After Taxes on                -2.98%          3.29%          8.43%            9.01%
Distributions and Sale of Fund
Shares4 (no load)
-------------------------------- --------------- -------------- -------------- ------------------- -------------------
Return After Taxes on                -6.34%          2.28%          7.85%            8.89%
Distributions and Sale of Fund
Shares4 (with load)
-------------------------------- --------------- -------------- -------------- ------------------- -------------------

         -----------
                  n/a = Not disclosed as the classes were not in existence during all of the period indicated.

(1) Performance for Classes A, B and C shares is not provided because these classes do not have a full calendar year of performance.

(2)      After tax returns shown are for Common Class shares.

(3) Performance for Advisor Class is not provided because this class does not have a full calendar year of performance.

(4)      After tax returns shown are for Class A shares.

OWNERSHIP OF THE FUNDS

         As of December 31, 2002, the officers, Trustees or Directors of the Acquiring Fund and the Acquired Fund beneficially owned as a group less than 1% of the outstanding securities of the relevant Fund. To the best knowledge of each Fund, as of December 31, 2002, no shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), except as set forth below, owned beneficially or of record more than 5% of the outstanding shares of a class of the Funds.

                                                      PERCENT OWNED
                                                 AS OF DECEMBER 31, 2002
NAME                                           ---------------------------
ACQUIRED FUND                                  COMMON CLASS  ADVISOR CLASS     CLASS A       CLASS B       CLASS C
-------------                                  -------------------------------------------------------------------







ACQUIRING FUND
--------------



--------------
          * Each Fund believes these entities are not the beneficial owners of shares held of record by them.


                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The following discussion is based upon and qualified in its entirety by the disclosure in the respective Prospectuses and Statements of Additional Information of the Acquiring Fund and the Acquired Fund.

         INVESTMENT OBJECTIVES. The investment objective of the Acquiring Fund is long-term capital appreciation and continuity of income. The investment objective of the Acquired Fund is total return. There can be no assurance either Fund will achieve its investment objective.

         Shareholders of the Acquired Fund (in Proposal 4) and shareholders of the Acquiring Fund (by means of a separate proxy statement) are being asked to approve changing the Fund's investment objective from fundamental to non-fundamental. If approved by a Fund's shareholders, the Board of that Fund could change the Fund's investment objective without shareholder approval.

         PRIMARY INVESTMENTS. To pursue its investment objective, the Acquiring Fund invests principally in dividend-paying common stock of companies with large market capitalizations that appear to be undervalued and diversifies its investment among different industries and companies. Under normal market conditions, the Acquiring Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations. The Acquiring Fund considers large companies to be ones whose market capitalization is equal to or greater than the smallest company in the Russell 1000 Index. As of May 31, 2002, the market capitalization of the smallest company in the Russell 1000 Index was $1.3 billion. Some companies may fall outside the definition of large company after the Acquiring Fund has purchased their securities. These companies continue to be considered large for purposes of the fund's minimum 80% allocation to large company equities. In addition, the Acquiring Fund may invest in companies of any size once the 80% policy is met.

         To pursue its investment objective, the Acquired Fund invests primarily in equity securities of value companies. Under normal market conditions, the Acquired Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in U.S.. equity securities. Value companies are companies whose earnings power or asset value does not appear to be reflected in the current stock price. As a result, value companies look underpriced according to financial measurements of their intrinsic worth or business prospects. These measurements include price-to-earnings, price-to-book and debt-to-equity ratios. The Acquired Fund may invest in companies of any size. The Acquired Fund focuses on large U.S. companies.

         INVESTMENT LIMITATIONS. The Acquiring Fund and the Acquired Fund have adopted certain fundamental and non-fundamental investment limitations. Fundamental investment limitations may not be changed without the affirmative vote of the holders of a "majority" (as defined in the 1940 Act) of the relevant Fund's outstanding shares. Each Fund has substantially similar investment limitations with respect to: investing in a single industry; investing in a single issuer; making loans; underwriting securities; purchasing or selling real estate; making investments for the purpose of exercising control or management; investing in commodities and purchasing securities on margin. Each Fund has different fundamental investment limitations with respect to borrowing as the Acquiring Fund is limited to 15% of its total assets (5% if the borrowing is for purposes other than to meet redemptions), while the Acquired Fund's borrowing is limited to 30% of its total assets. While the Acquired Fund has fundamental limitations which prohibit it from investing more than 15% of its net assets in securities which may be illiquid because of legal or contractual restrictions on resale for which there are no readily available market quotations, the Acquiring Fund is subject to a 10% fundamental limitation in restricted securities or other instruments not having a ready market. While the Acquiring Fund has fundamental investment limitations which prohibit investing more than 10% of its total assets in securities of any issuer which has a record of less than three years of continuous operations, the Acquired Fund has no stated limitation in this context. While the Acquired Fund has fundamental investment limitations which prohibit it from making short sales of securities or maintaining a short position, except in limited circumstances, the Acquiring Fund has no stated fundamental limitation in this context. While the Acquired Fund has fundamental limitations which prohibit it from investing more than 15% of its total assets in warrants, the Acquiring Fund has no stated fundamental limitation on investing in warrants. Shareholders of the Acquiring Fund (by means of a separate proxy statement) are being asked to modify and/or eliminate fundamental restrictions on borrowing, investing in restricted securities and investing in unseasoned issuers. If approved, the restrictions of both Funds in this area will be substantially the same. The Acquired Fund shareholders (in Proposal 3-D) are being asked to eliminate the restriction on short-selling, which, if approved, would give the Acquired Fund and the Acquiring Fund substantially the same policy in this area. There is no guarantee that shareholders of either of the Funds will be approve any of the proposed changes to the investment restrictions or that either of the Funds will thereafter implement any expanded authority given to them.

         CERTAIN INVESTMENT PRACTICES. For each of the following practices, this table shows the current applicable investment limitation. Risks are indicated for each practice. The specific risks associated with each of the investment practices described below are defined for the Acquiring Fund in the Acquiring Fund's Prospectus, which accompanies this Prospectus/Proxy Statement, and for the Acquired Fund in its Prospectuses.

         KEY TO TABLE:

                  [X] Permitted without limitation; does not indicate actual use

                  20% Italic type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

                  20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

                  [ ] Permitted, but not expected to be used to a significant extent

                  --       Not permitted

--------------------------------------------------------
INVESTMENT PRACTICE                                                        LIMIT
---------------------------------------------------------------------------------------------------
                                                             ACQUIRING             ACQUIRED
                                                                FUND                  FUND
                                                         ------------------- ----------------------
BORROWING.  The borrowing of money from banks to meet           15%                   30%
redemptions or for other temporary or emergency
purposes.  Speculative exposure risk.

---------------------------------------------------------------------------------------------------
FOREIGN SECURITIES.  Securities of foreign issuers.             10%                   20%
May include depositary receipts. Currency, information, market, operational, political, valuation risks.

---------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES.  Exchange-traded                 --                   [ ]
contracts that enable a fund to hedge against or
speculate on future changes in currency values,
interest rates or stock indexes. Futures obligate the
fund (or give it the right, in the case of options) to
receive or make payment at a specific future time
based on those future changes (1) Correlation,
currency, hedged exposure, interest-rate, market,
speculative exposure risks.(2)

---------------------------------------------------------------------------------------------------

                                       22

--------------------------------------------------------
INVESTMENT PRACTICE                                                        LIMIT
---------------------------------------------------------------------------------------------------
                                                             ACQUIRING             ACQUIRED
                                                                FUND                  FUND
                                                         ------------------- ----------------------

---------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES.  Debt securities              20%                   20%
rated within the four highest grades (AAA/Aaa through
BBB/Baa) by Standard & Poor's or Moody's rating
service, and unrated securities of comparable quality.
Credit, interest-rate, market risks.

---------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Debt               [ ]                   [ ]
securities backed by pools of mortgages, including
pass-through certificates and other senior classes of
collateralized mortgage obligations (CMOs), or other
receivables. Credit, extension, interest-rate, liquidity,
prepayment risks.

---------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES.  Debt securities           --                   10%
and convertible securities rated below the
fourth-highest grade (BBB/Baa) by Standard & Poor's or
Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk
bonds. Credit, information, interest-rate, liquidity,
market, valuation risks.

---------------------------------------------------------------------------------------------------
OPTIONS.  Instruments that provide a right to buy                5%                   25%
(call) or sell (put) a particular security or an index
of securities at a fixed price within a certain time
period. A fund may purchase and write both put and
call options for hedging or speculative purposes.
Correlation, credit, hedged exposure, liquidity, market,
speculative exposure risks.

---------------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS). Pooled investment        [ ]                   [ ]
vehicles that invest primarily in income-producing real
estate or real-estate-related loans or interests. Credit,
interest-rate, market risks.

---------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES.  Certain              10%                   15%
securities with restrictions on trading, or those not
actively traded. May include private placements.
Liquidity, market, valuation risks.

---------------------------------------------------------------------------------------------------
SECURITIES LENDING.  Lending portfolio securities to            25%                 33-1/3%
financial institutions; a fund receives cash, U.S.
government securities or bank letters of credit as
collateral. Credit, liquidity, market, operational
risks.

---------------------------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX".  A short sale where the          10%                   10%
fund owns enough shares of the security involved to
cover the borrowed securities, if necessary.
Liquidity, market, speculative exposure risks.

---------------------------------------------------------------------------------------------------


                                       23

--------------------------------------------------------
INVESTMENT PRACTICE                                                        LIMIT
---------------------------------------------------------------------------------------------------
                                                             ACQUIRING             ACQUIRED
                                                                FUND                  FUND
                                                         ------------------- ----------------------

---------------------------------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES. Companies experiencing             [ ]                   [ ]
unusual developments affecting their market values.
Special situations may include acquisition,
consolidation, reorganization, recapitalization, merger,
liquidation, special distribution, tender or exchange
offer, or potentially favorable litigation. Securities
of a special situation company could decline in value
and hurt a fund's performance if the anticipated
benefits of the special situation do not materialize.
Information, market risks.

---------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES. Companies with small        [ ]                   [ ]
relative market capitalizations, including those with
continuous operations of less than three years.
Information, liquidity, market, valuation risks.

---------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS.  Placing some or all of a          --                    [ ]
fund's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses
in adverse market, economic, political or other
conditions, defensive tactics might be inconsistent
with a fund's principal investment strategies and
might prevent a fund from achieving its goal.

---------------------------------------------------------------------------------------------------
WARRANTS.  Options issued by a company granting the             --                    15%
holder the right to buy certain securities, generally
common stock, at a specified price and usually for a
limited time. Liquidity, market, speculative
exposure risks.

---------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.  The            [ ]                    20%
purchase or sale of securities for delivery at a
future date; market value may change before delivery.
Liquidity, market, speculative exposure risks.


------------
(1)  The Funds are not obligated to pursue any hedging strategy and do not represent that these techniques are available now or will be available at any time in the future.

(2) Each Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity
     Futures Trading Commission.

     DETERMINATION OF NET ASSET VALUE OF SHARES OF THE ACQUIRING FUND

         The NAV of each class of shares of beneficial interest of the Acquiring Fund is determined at the close of regular trading on the NYSE (usually 4 p.m., New York City Time) each day the NYSE is open for business. It is calculated by dividing a class's total assets less its liabilities, by the number of shares of such class outstanding. The Acquiring Fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method the Board of Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value. Some securities of the Acquiring Fund may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Acquiring Fund does not compute its price. This could cause the value of the Acquiring Fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

MANAGEMENT OF EACH FUND

         CSAM, located at 466 Lexington Avenue, 16th Floor, New York, New York 10017-3140, provides investment advisory services to each of the Funds under separate advisory agreements. The specific persons at CSAM who are responsible for the day-to-day management of the Acquiring Fund are described in the Prospectus of the Acquiring Fund, which accompanies this Prospectus/Proxy Statement.

         In addition, State Street and CSAMSI provide accounting and co-administrative services as applicable to each Fund. State Street became co-administrator to the Acquiring Fund on July 1, 2002 and to the Acquired Fund on August 1, 2002. Prior to that, PFPC, Inc. served as co-administrator to the Funds. Boston Financial Data Services, Inc. acts as the shareholder servicing agent, transfer agent and dividend disbursing agent for each Fund. State Street serves as custodian of each of the Funds' assets pursuant to a custodian agreement. PricewaterhouseCoopers LLP serves as independent accountants for each of the Funds.

         The Acquired Fund pays CSAM a management fee of .75% of its average daily net assets, while the Acquiring Fund pays CSAM a management fee of .75% on the first $75 million of its average daily net assets and .50% on amounts of its average daily net assets above $75 million. In addition to the management fee, each Fund pays a co-administration fee to CSAMSI of .10% of their respective average daily net assets. Each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. Importantly, the Acquisition will result in lower gross and net operating expenses for shareholders of the Acquired Fund.

         Each class of shares of a Fund bears its proportionate share of fees payable to CSAM, CSAMSI and State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of a Fund's average daily net assets.

INTEREST OF CSAM IN THE ACQUISITION

         CSAM may be deemed to have an interest in the Plan and the Acquisition because it provides investment advisory services to each Fund. CSAM receives compensation from each

Fund for services it provides pursuant to separate advisory agreements. The terms and provisions of the current arrangements with CSAM are described in each Fund's Prospectuses and Statement of Additional Information. Future growth of the assets of the Acquiring Fund, if any, can be expected to increase the total amount of fees payable to CSAM and its affiliates. CSAM may also be deemed to have an interest in the Plan and the Acquisition because, as of the December 31, 2002, it or one or more of its affiliates possessed or shared voting power or investment power as a beneficial owner or as a fiduciary on behalf of its customers or employees in the Acquired Fund (see "Information About the Acquisition - Share Ownership of the Funds" above). CSAM and its affiliates have advised the Acquired Fund that they intend to vote the shares over which they have voting power at the Special Meeting in the manner instructed by the customers for which such shares are held. As of December 31, 2002, CSAM had discretionary power to dispose of securities over accounts which held in the aggregate _______ shares or ___% of the Acquired Fund's outstanding shares. See "Voting Information."

         CSAM may also be deemed to have an interest in the Plan and the Acquisition because CSAMSI serves as the co-administrator and distributor for each Fund. As such, CSAMSI receives compensation for its services.

INFORMATION ON SHAREHOLDERS' RIGHTS

         GENERAL. The Acquired Fund and the Trust are each an open-end management investment company registered under the 1940 Act. The Trust is a Massachusetts business trust that was formed on November 26, 1985 and is governed by its Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust"), Bylaws and Board of Trustees. The Acquired Fund is a Maryland corporation that was incorporated on February 29, 1988 and is governed by its Articles of Incorporation, Bylaws and Board of Directors. Each Fund is governed by applicable state and federal law. The Acquired Fund has an authorized capital of six billion shares of common stock with a par value of $.001 per share; one billion shares are designated Common Class, two billion shares are designated Advisor Class, one billion shares are designated Class A shares, on billion shares are designated Class B shares and one billion shares are designated Class C shares. The Acquiring Fund has an unlimited number of transferable shares of beneficial interest with par value of $.001 per share. In each Fund, shares represent interests in the assets of the relevant Fund and have identical voting, dividend, liquidation and other rights (other than as set forth below) on the same terms and conditions except that expenses related to the distribution of each class of shares of the relevant Fund are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of such Fund's Rule 12b-1 distribution plan, if any, pertaining to that particular class.

         MULTI-CLASS STRUCTURE. The Acquiring Fund and the Acquired Fund are authorized to offer multiple classes. Each of the Acquiring Fund and the Acquired Fund offers Common Class, Advisor Class, Class A, Class B and Class C shares. The Acquiring Fund expects to continue to offer shares of its Advisor Class, Class A, Class B and Class C shares following the Acquisition. The Acquiring Fund's Common Class shares are closed to new investments other than the reinvestment of dividends.

         DIRECTORS/TRUSTEES. The Declaration of Trust of the Acquiring Fund and the By-Laws of the Acquired Fund provide that the term of office of each Trustee or Director, respectively, shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified. In the case of the Acquiring Fund, the Trustees have the power to set and alter their terms of office, and at any time to lengthen or shorten their own terms or make their terms of unlimited duration. Trustees of the Acquiring Fund may be removed by at least two-thirds of the shares entitled to vote. Directors of the Acquired Fund may be removed by a majority of the shares entitled to vote. Vacancies on the Boards of either Fund may be filled by the Trustees/Directors remaining in office, provided that no vacancy or vacancies may be filled by action of the remaining Trustees/Directors if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Trustees/Directors then holding office shall have been elected by the shareholders of the relevant Fund. A meeting of shareholders will be required for the purpose of electing Trustees/Directors whenever (a) fewer than a majority of the Trustees/Directors then in office were elected by shareholders of the relevant Fund or (b) a vacancy exists that may not be filled by the remaining Trustees/Directors and must be filled.

         VOTING RIGHTS. Neither Fund holds a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Trustees/Directors unless and until such time as less than a majority of the Trustees/Directors of the relevant Fund holding office have been elected by shareholders or a vacancy exists that may not be filled by the remaining Trustees/Directors. At such times, the Trustees or Directors then in office will call a shareholders' meeting for the election of Trustees/Directors.

         In addition, the Acquired Fund's By-Laws provide that a special meeting of shareholders will be called at the written request of shareholders entitled to cast at least 10% percent of the votes entitled to be cast at the meeting, provided, however, if the matter to be considered at such special meeting is substantially the same as another voted on at any special meeting of stockholders held in the last twelve months, the Acquired Fund does not have to hold the meeting unless requested to do so by a majority of the stockholders entitled to vote. Payment by such shareholders of the reasonably estimated cost of preparing and mailing a notice of the meeting is required in advance of the meeting. The Acquiring Fund's Declaration of Trust provides that a special meeting of shareholders will be called at the written request of shareholders holding at least 10% of the outstanding shares of the Acquiring Fund. To the extent required by law, each Fund will assist in shareholder communications in such matters. The presence, in person or by proxy, of at least one-third of the outstanding shares of the Acquired Fund entitled to vote at a shareholder meeting will constitute a quorum whereas the presence, in person or by proxy, of at least a majority of shares of the Acquiring Fund entitled to vote at a meeting will constitute a quorum.

         Certain voting rights of the Acquiring Fund's shareholders may change. The Trust is soliciting shareholder approval of an amendment to its Declaration of Trust that would permit the Trustees, subject to applicable Federal and state law to reorganize or combine the Acquiring Fund or any of its classes or series into another Credit Suisse Fund or class or series thereof or into another class or series of the Acquiring Fund without shareholder approval. The Acquiring Fund's current Declaration of Trust requires shareholder approval for any such actions.

         LIQUIDATION OR TERMINATION. In the event of the liquidation or termination of either Fund, the shareholders of the relevant Fund are entitled to receive, when and as declared by the Trustees or Directors, the excess of the assets over the liabilities belonging to such Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares held by them and recorded on the books of such Fund.

         INVOLUNTARY REDEMPTIONS. The Trust is soliciting shareholder approval of an amendment to its Declaration of Trust that would permit the Trust to redeem shares of a class of the Acquiring Fund held by a shareholder or all shares of the Acquiring Fund as an entirety if the Board of Trustees determines that doing so is in the best interest of the Acquiring Fund. Redemption proceeds may be paid in cash of in kind. The Trust's current Declaration of Trust permits the Trustees to involuntarily redeem shares, but in more limited circumstances. The exercise of the power granted to the Trustees under either the current Declaration of Trust or the amended Declaration of Trust to involuntarily redeem shares would be subject to the Trustees' fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules adopted thereunder.

         LIABILITY OF TRUSTEES OR DIRECTORS. The constituent documents of each Fund provide that its Trustees/Directors and officers shall not be liable in such capacity for monetary damages for breach of fiduciary duty as a Trustee/Director or officer, except for willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his office or the discharge of his functions on the part of such Trustee, Director or officer. The constituent instruments of each Fund provide that the relevant Fund shall indemnify each Trustee/Director and officer and permit advances for the payment of expenses relating to the matter for which indemnification is sought, in the case of the Acquired Fund, to the fullest extent permitted by applicable law and, in the case of both Funds, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties in the conduct of his office or the discharge of his functions on the part of such Trustee/ Director or officer.

         RIGHTS OF INSPECTION. Maryland law permits any shareholder of the Acquired Fund or any agent of such shareholder to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements of the Acquired Fund on file at its principal offices. Massachusetts business trust law does not have such provisions. However, the Acquiring Fund's Declaration of Trust provides that the records of the Acquiring Fund shall be open to inspection by shareholders to the same extent as is permitted to stockholders of a corporation under the Massachusetts business corporation statute.

         SHAREHOLDER LIABILITY. Under Maryland law, shareholders of the Acquired Fund do not have personal liability for corporate acts and obligations. Massachusetts law provides that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for the obligation of the Acquiring Fund. However, the Declaration of Trust of the Acquiring Fund disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by such Fund or a Trustee. The Plan contains such a disclaimer. The Declaration of Trust of the Acquiring Fund provides for indemnification from the Acquiring Fund's property for all losses and expenses arising from such liability. Thus, the risk of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. Upon payment of any liability incurred by the Acquiring Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Acquiring Fund.

         The foregoing is only a summary of certain characteristics of the operations of each of the Funds. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of the constituent documents and state laws governing each Fund for a more thorough description.

CONCLUSION

         The Plan was approved by the Board of Trustees of the Acquiring Fund and the Board of Directors of the Acquired Fund on December 12, 2002. The Board of each Fund has determined that the Acquisition is in the best interests of its shareholders and that the interests of existing shareholders of its Fund will not be diluted as a result of the Acquisition. If the shareholders of the Acquired Fund do not approve the Plan or if the Acquisition is not completed, the Acquired Fund will continue to engage in business as a registered investment company and its Board of Directors will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

REQUIRED VOTE

         Approval of the Plan requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund, in the aggregate without regard to class, present in person or represented by proxy, if a quorum is present.

                     THE BOARD OF DIRECTORS OF THE ACQUIRED
                    FUND, INCLUDING THE DIRECTORS WHO ARE NOT
                      "INTERESTED PERSONS" (AS THAT TERM IS
                       DEFINED IN THE 1940 ACT) RECOMMENDS
                          THAT YOU VOTE FOR PROPOSAL 1.

             PROPOSAL 2 - ELECTION OF DIRECTORS OF THE ACQUIRED FUND

         At the Special Meeting, seven persons are to be elected who will constitute the Board of Directors of the Acquired Fund. For election of Directors at the Special Meeting, the Acquired Fund's Board has approved the nomination of the following individuals: Richard H. Francis, Jack W. Fritz, Jeffrey E. Garten, Peter F. Krogh, James S. Pasman, Jr., Steven N. Rappaport and William W. Priest.

         The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Director so elected will serve as a Director of the Acquired Fund until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner resigns, dies or is removed as provided in the organizational documents of the Acquired Fund.

         Each of the nominees currently serves as a director of the Acquired Fund and has indicated that he is willing to continue to serve as a Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Directors may recommend.

         The following table sets forth certain information concerning the current Directors and nominees. Unless otherwise noted, each of the Directors and nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

NOMINEES

-------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                 TERM OF                                   IN FUND
                                 POSITION(S)   OFFICE1 AND                                 COMPLEX          OTHER
                                  HELD WITH     LENGTH OF     PRINCIPAL OCCUPATION(S)     OVERSEEN      DIRECTORSHIPS
    NAME, ADDRESS AND AGE           FUND       TIME SERVED     DURING PAST FIVE YEARS    BY DIRECTOR   HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
Richard H. Francis              Director       Since 1999    Currently retired;          54           None
c/o Credit Suisse Asset                                      Executive Vice President
Management, LLC                                              and Chief Financial
466 Lexington Avenue                                         Officer of Pan Am
New York, New York  10017-3140                               Corporation and Pan
Age:  70                                                     American World Airways,
                                                             Inc. from 1988 to 1991
-------------------------------------------------------------------------------------------------------------------------
Jack W. Fritz                   Director       Since 1987    Private investor;           52           Director of Advo,
2425 North Fish Creek Road                                   Consultant and Director                  Inc. (direct mail
P.O. Box 1287                                                of Fritz Broadcasting,                   advertising)
Wilson, Wyoming 83014                                        Inc. and Fritz
Age: 75                                                      Communications
                                                             (developers and operators
                                                             of radio stations) since
                                                             1987
-------------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten               Director       Since 1998    Dean of Yale School of      53           Director of
Box 208200                                                   Management and William S.                Aetna, Inc.;
New Haven, Connecticut                                       Beinecke Professor in the                Director of
06520-8200                                                   Practice of International                Calpine Energy
Age: 56                                                      Trade and Finance;                       Corporation;
                                                             Undersecretary of                        Director of
                                                             Commerce for                             CarMax Group
                                                             International Trade from                 (used car dealers)
                                                             November 1993 to October
                                                             1995; Professor at
                                                             Columbia University from
                                                             September 1992 to
                                                             November 1993
-------------------------------------------------------------------------------------------------------------------------



---------------------------
1        Each Director/Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

                                       30

-------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                 TERM OF                                   IN FUND
                                 POSITION(S)   OFFICE1 AND                                 COMPLEX          OTHER
                                  HELD WITH     LENGTH OF     PRINCIPAL OCCUPATION(S)     OVERSEEN      DIRECTORSHIPS
    NAME, ADDRESS AND AGE           FUND       TIME SERVED     DURING PAST FIVE YEARS    BY DIRECTOR   HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Peter F. Krogh                  Director       Since 2001    Dean Emeritus and           53           Member of Board
301 ICC                                                      Distinguished Professor                  of The Carlisle
Georgetown University                                        of International Affairs                 Companies Inc.;
Washington, DC 20057                                         at the Edmund A. Walsh                   Member of
Age: 65                                                      School of Foreign                        Selection
                                                             Service, Georgetown                      Committee for
                                                             University; Moderator of                 Truman Scholars
                                                             PBS foreign affairs                      and Henry Luce
                                                             television series                        Scholars;  Senior
                                                                                                      Associate of
                                                                                                      Center for
                                                                                                      Strategic and
                                                                                                      International
                                                                                                      Studies; Trustee
                                                                                                      of numerous world
                                                                                                      affairs
                                                                                                      organizations
-------------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.            Director       Since 1999    Currently retired;          55           Director of
c/o Credit Suisse Asset                                      President and Chief                      Education
Management, LLC                                              Operating Officer of                     Management Corp.,
466 Lexington Avenue                                         National InterGroup, Inc.                Trustee of
New York, New York  10017-3140                               (holding company) from                   Deutsche VIT
Age: 71                                                      April 1989 to March 1991;                Funds (overseeing
                                                             Chairman of Permian Oil                  three
                                                             Co. from April 1989 to                   portfolios);
                                                             March 1991                               former Director
                                                                                                      of Tyco
                                                                                                      International Ltd.
-------------------------------------------------------------------------------------------------------------------------



                                       31

-------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                 TERM OF                                   IN FUND
                                 POSITION(S)   OFFICE1 AND                                 COMPLEX          OTHER
                                  HELD WITH     LENGTH OF     PRINCIPAL OCCUPATION(S)     OVERSEEN      DIRECTORSHIPS
    NAME, ADDRESS AND AGE           FUND       TIME SERVED     DURING PAST FIVE YEARS    BY DIRECTOR   HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport             Director       Since 1999    Partner of Lehigh Court,    54           None
Lehigh Court, LLC                                            LLC since July 2002,
40 East 52nd Street,                                         President of SunGard
New York, New York 10022                                     Securities Finance, Inc.,
Age: 54                                                      from 2001 to July 2002;
                                                             President of Loanet, Inc.
                                                             (on-line accounting
                                                             service) from 1995
                                                             to 2001; Director,
                                                             President, North
                                                             American Operations, and
                                                             former Executive
                                                             Vice President from
                                                             1992 to 1993 of Worldwide
                                                             Operations of Metallurg Inc.
                                                             (manufacturer of specialty
                                                             metals and alloys);
                                                             Executive Vice President,
                                                             Telerate, Inc. (provider of
                                                             real-time information to the
                                                             capital markets) from 1987
                                                             to 1992; Partner in the law
                                                             firm of Hartman & Craven
                                                             until 1987
-------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
William W. Priest2              Director       Since 1999    Senior Partner and Fund     60           None
Steinberg Priest & Sloane                                    Managers, Steinberg
Capital Management                                           Priest & Sloane Capital
12 East 49th Street                                          Management since March
12th Floor                                                   2001; Chairman and
New York, New York 10017                                     Managing Director of CSAM
Age:  61                                                     from 2000 to February
                                                             2001, Chief Executive
                                                             Officer and Managing
                                                             Director of CSAM from
                                                             1990 to 2000
-------------------------------------------------------------------------------------------------------------------------


---------------------------

2        Mr. Priest is a Director who is an "interested person" of the Acquired
         Fund as defined in the 1940 Act, because he provides consulting services to CSAM.


         The table below shows the dollar range of each nominee's ownership of shares of the Acquired Fund and of all the Credit Suisse Funds served, or to be served, by the Directors all as of December 31, 2002.

                NOMINEES' SHARE OWNERSHIP TABLE BY DOLLAR RANGE*

               NAME                  Francis     Fritz     Garten      Krogh       Pasman      Priest     Rappaport
-------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund
Aggregate Dollar Range of Equity
Securities in All Funds Overseen
by Director in Family of
Investment Companies

-------------------------
*KEY TO DOLLAR RANGES:
         A.       NONE
         B.       $1-$10,000
         C.       $10,001-$50,000
         D.       $50,001-$100,000
         E.       OVER $100,000

THE INFORMATION AS TO BENEFICIAL OWNERSHIP IS BASED ON STATEMENTS FURNISHED TO THE ACQUIRED FUND BY EACH DIRECTOR. UNLESS OTHERWISE NOTED, BENEFICIAL OWNERSHIP IS BASED ON SHARED VOTING AND INVESTMENT POWER WITH SPOUSE AND/OR IMMEDIATE FAMILY.

         Mr. Rappaport informed the Acquired Fund that his former employer, Loanet, Inc. ("Loanet"), had performed loan processing services for various Credit Suisse entities (not including CSAM). He indicated that Loanet billed these Credit Suisse entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively. Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet. Another investor in Loanet owned an approximately 67% equity interest and was in control of Loanet until May 31, 2001. On May 31, 2001, Loanet was sold to Sungard Data Systems, Inc. ("Sungard"). Mr. Rappaport sold his shares to Sungard, but remained President of Loanet until December 31, 2001. Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

         The Board of Directors of the Acquired Fund is responsible for the general oversight of the Acquired Fund's business. A majority of the Board's members are not affiliated with CSAM. These non-interested Directors have primary responsibility for assuring that the Acquired Fund is managed in a manner consistent with the best interests of its shareholders.

         The Board of Directors meets in person at least quarterly to review the investment performance of the Acquired Fund and other operational matters, including policies and procedures designed to assure compliance with various regulatory requirements. At least annually, the non-interested Directors review the fees paid to CSAM and its affiliates for investment advisory services and administrative and distribution services.

         The Board of the Acquired Fund has an Audit and a Nominating Committee, the responsibilities of which are described below. The members of the Audit Committee and the Nominating Committee consist of all of the Independent Directors, namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.

AUDIT COMMITTEE

         In accordance with its written charter adopted by the Board, the Audit Committee oversees the financial reporting process of the Acquired Fund and monitors the valuation of portfolio assets. It also makes recommendations to the Board as to the selection of the independent accountants, reviews the audit plan and audit fees charged, and reviews the results of the Acquired Fund's annual audit.

NOMINATING COMMITTEE

         The Nominating Committee is charged with the duty of selecting and nominating candidates for election to the Board as for Independent Directors. The Nominating Committee will consider nominees recommended by the Acquired Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Acquired Fund's Secretary.

         The following chart sets forth the number of meetings of the Board, the Audit Committee and the Nominating Committee of Acquired Fund during the calendar year 2002.

                   NUMBER OF BOARD AND COMMITTEE MEETINGS HELD
                          DURING THE CALENDAR YEAR 2002

               BOARD OF                                  AUDIT                               NOMINATING
          DIRECTORS MEETINGS                      COMMITTEE MEETINGS                     COMMITTEE MEETINGS
-------------------------------------------------------------------------------------------------------------------
                  2                                       0                                        1


         Each incumbent Director attended at least 75% of the total number of Board meetings and meetings of committees on which he served during the Acquired Fund's last full fiscal year.

EXECUTIVE OFFICERS

         The following persons are executive officers of the Acquired Fund:

                                               POSITION(S) HELD WITH
                                                  FUND, TERM OF
                                                    OFFICE* AND                     PRINCIPAL OCCUPATION(S)
           NAME, ADDRESS AND AGE               LENGTH OF TIME SERVED                DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
Laurence R. Smith                              Chairman since 2002             Managing Director and Global Chief
Credit Suisse Asset Management, LLC                                            Investment Officer of CSAM;
466 Lexington Avenue                                                           Associated with J.P. Morgan
New York, New York 10017-3140                                                  Investment Management from 1981 to
Age:  44                                                                       1999

                                       34

                                               POSITION(S) HELD WITH
                                                  FUND, TERM OF
                                                    OFFICE* AND                     PRINCIPAL OCCUPATION(S)
           NAME, ADDRESS AND AGE               LENGTH OF TIME SERVED                DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
Hal Liebes, Esq.                               Vice President and              Managing Director and Global General
Credit Suisse Asset Management, LLC            Secretary since 1999            Counsel of CSAM; Associated with
466 Lexington Avenue                                                           Lehman Brothers, Inc. from 1996 to
New York, New York 10017-3140                                                  1997; Associated with CSAM from 1995
Age:  38                                                                       to 1996; Associated with CS First
                                                                               Boston Investment Management from
                                                                               1994 to 1995; Associated with
                                                                               Division of Enforcement, U.S.
                                                                               Securities and Exchange Commission
                                                                               from 1991 to 1994

Michael A. Pignataro                           Treasurer and Chief             Director and Director of Fund
Credit Suisse Asset Management, LLC            Financial Officer               Administration of CSAM; Associated
466 Lexington Avenue                           since 1999                      with CSAM since 1984
New York, New York 10017-3140
Age:  43

Gregory N. Bressler, Esq.                      Assistant Secretary             Director of CSAM (since January 2003)
Credit Suisse Asset Management, LLC            since 2000                      and Deputy General Counsel of CSAM
466 Lexington Avenue                                                           since January 2000; Associated with
New York, New York 10017-3140                                                  the law firm of Swidler Berlin
Age:  36                                                                       Shereff Friedman LLP from 1996 to 2000

Kimiko T. Fields, Esq.                         Assistant Secretary             Vice President (since January 2003)
Credit Suisse Asset Management, LLC            since 2002                      and Legal Counsel of CSAM(since
466 Lexington Avenue                                                           December 2000); Assistant Vice
New York, New York 10017-3140                                                  President, Institutional Marketing
Age:  39                                                                       Department, CSAM from January 2000 to
                                                                               December 2000; Marketing Associate,
                                                                               International Equity Department,
                                                                               Warburg Pincus Asset Management, Inc.
                                                                               from January 1998 to January 2000;
                                                                               self-employed author and consultant,
                                                                               from January 1996 to December 1997

Rocco A. DelGuercio                            Assistant Treasurer             Vice President of Fund
Credit Suisse Asset Management, LLC            since 1999                      Administration of CSAM; Associated
466 Lexington Avenue                                                           with CSAM since June 1996; Assistant
New York, New York 10017-3140                                                  Treasurer, Bankers Trust Co. -- Fund
Age:  39                                                                       Administration from March 1994 to
                                                                               June 1996; Mutual Fund Accounting
                                                                               Supervisor, Dreyfus Corporation from
                                                                               April 1987 to March 1994

Joseph Parascondola                            Assistant Treasurer             Assistant Vice President - Fund
Credit Suisse Asset Management, LLC            since 2000                      Administration of CSAM since April
466 Lexington Avenue                                                           2000; Assistant Vice President,
New York, New York 10017-3140                                                  Deutsche Asset Management from
Age:  39                                                                       January 1999 to April 2000; Assistant


                                       35

                                               POSITION(S) HELD WITH
                                                  FUND, TERM OF
                                                    OFFICE* AND                     PRINCIPAL OCCUPATION(S)
           NAME, ADDRESS AND AGE               LENGTH OF TIME SERVED                DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
                                                                               Vice President, Weiss, Peck & Greer
                                                                               LLC from November 1995 to December
                                                                               1998

Robert M. Rizza                                Assistant Treasurer             Assistant Vice President of Fund
Credit Suisse Asset Management, LLC            Since 2002                      Administration of CSAM (January 2001
466 Lexington Avenue                                                           to present); Associated with CSAM
New York, New York 10017-3140                                                  since March 1998; Assistant Treasurer
Age: 37                                                                        of Bankers Trust Co. (April 1994 to
                                                                               March 1998)

---------------------

* Each officer serves until his or her respective successor has been duly elected and qualified.

COMPENSATION OF DIRECTORS AND OFFICERS

         No employee of CSAM, State Street or CSAMSI, or any of their affiliates, receives any compensation from the Acquired Fund for acting as an officer or director of the Acquired Fund. Each Director who is not a director, trustee, officer or employee of CSAM, State Street, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

         The following Compensation Table provides in tabular form the aggregate compensation received by each Director of the Acquired Fund during the calendar year 2002 and total compensation received by each Director from the Fund Complex during the calendar year 2002.

         The Directors do not receive any pension or retirement benefits from any Fund in the Fund Complex.

                               COMPENSATION TABLE

                                                                AGGREGATE COMPENSATION
                                  ---------------------------------------------------------------------------------
                                   Francis        Fritz         Garten         Krogh         Pasman      Rappaport
-------------------------------------------------------------------------------------------------------------------
Acquired Fund                     $ 2,100       $ 1,850       $ 2,100       $ 2,100        $ 2,100       $ 2,100
Total Compensation from the       $75,015       $64,640       $71,515       $75,015        $75,015       $77,610
   Funds and Fund Complex Paid
   to each Director

         Mr. Priest is an "interested person" of the Acquired Fund and, accordingly, receives no compensation from Fund or any other investment company in the Fund Complex.

REQUIRED VOTE

         Election of each of the listed nominees for Director of the Acquired Fund requires the affirmative vote of a plurality of the votes of the Acquired Fund cast at the Special Meeting in person or by proxy. This means that the seven nominees receiving the largest number of votes will be elected.

      THE BOARD OF THE ACQUIRED FUND, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE ACQUIRED FUND VOTE
           IN FAVOR OF EACH OF THE NOMINEES LISTED IN THIS PROPOSAL 2.

                     PROPOSAL 3 - TO MODIFY AND/OR ELIMINATE
                         CERTAIN INVESTMENT RESTRICTIONS

          The Acquired Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. Over time, the Acquired Fund has adopted fundamental restrictions to reflect certain regulatory, business or industry conditions. Changes in applicable law now permit investment companies like the Acquired Fund to remove certain of these restrictions. Investment companies, however, are required to have fundamental investment restrictions on the topics addressed in Proposals 3A-3E.

          The Acquired Fund's Board, together with the Acquired Fund's officers and CSAM, have reviewed the Acquired Fund's current fundamental restrictions and have concluded that certain restrictions should be removed or revised based on the development of new practices and changes in applicable law and to facilitate administration of the Acquired Fund. At the Special Meeting, shareholders will be asked to approve the revised restrictions.

          The revised restrictions maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. The proposed modifications are expected to facilitate the management of the Acquired Fund's assets and simplify the process of monitoring compliance with investment restrictions. The revised restrictions will be the standard form for new funds in the Credit Suisse Fund complex.

          The revised restrictions do not affect the investment objective of the Acquired Fund, which remains unchanged. The Acquired Fund will continue to be managed in accordance with the investment restrictions described in its Prospectuses, Statement of Additional Information and in accordance with federal law. The revised restrictions would give the Acquired Fund an increased ability to engage in certain activities. The Directors may consider and adopt such non-fundamental investment restrictions for the Acquired Fund as they determine to be appropriate and in the shareholders' best interests. Except where indicated below, the proposed modifications are not expected to significantly affect the manner in which the Acquired Fund is managed, the investment programs of the Acquired Fund or the investment performance of the Acquired Fund. The Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in the Acquired Fund, except where indicated below.

          The Board unanimously recommends that shareholders vote to amend or remove the Acquired Fund's fundamental investment restrictions as discussed below. Each section sets out the fundamental investment restrictions that will apply to the Acquired Fund if shareholders of the Acquired Fund approve that proposal. To be approved, each proposal must receive the vote of a "majority of the outstanding voting securities" of the Acquired Fund entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Acquired Fund entitled to vote on the proposal, whichever is less. If any proposal is not approved, then the Acquired Fund's existing fundamental restriction on that topic will remain in effect, although the Board may take other appropriate action, including resoliciting shareholders. If shareholders approve the following changes to the fundamental investment restrictions of the Acquired Fund, such changes will become effective as of June 1, 2003.

PROPOSAL NO. 3-A: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON BORROWING MONEY.

          If shareholders of the Acquired Fund approve Proposal 3-A, the Acquired Fund's current fundamental investment restriction on borrowing money would be modified to read as follows:

                  "The Fund may not borrow money, except to the extent permitted under the 1940 Act."

          Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may borrow money. Under the 1940 Act, a fund may borrow money from a bank for any purpose up to 33-1/3% of its total assets. Under its current fundamental restriction, the Acquired Fund may not: Borrow money except that the Acquired Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements and any other transactions constituting borrowing by the Acquired Fund may not exceed 30% of the value of the Acquired Fund's total assets at the time of such borrowing and only if after such borrowing there is assets coverage of at least 300% for all borrowings of the Acquired Fund. For purposes of this restriction, the entry into options, futures contracts and options on futures contracts shall not constitute borrowing.

         Reverse repurchase agreements involve the sale of securities held by a fund pursuant to the fund's agreement to repurchase the securities at an agreed upon date and price, which typically reflects the current market rate of interest. In a dollar roll transaction, a fund sells a security and agrees to buy a substantially similar security for future delivery.

          The Acquired Fund also has a non-fundamental restriction limiting its ability to purchase securities while borrowings in excess of 5% of the Acquired Fund's assets are outstanding.

          The proposed policy would: (1) permit borrowings of up to 33-1/3% of total assets; (2) permit the use of reverse repurchase agreements or dollar rolls; (3) remove the restrictions that allow borrowings to be made only from banks (the 1940 Act currently allows a fund to borrow any amount in excess of 5% of its total assets only from banks; however, the SEC has permitted some mutual funds to borrow from other funds, although there is no assurance that the SEC would grant the Credit Suisse Funds such permission, and other possibilities may develop as the financial services industry continues to evolve); and (4) remove the restrictions that limit the purchase of securities when loans are outstanding.

          For example, removing the fundamental investment restrictions on purchasing securities when borrowings are greater than 5% of the Acquired Fund's assets will enhance the Acquired Fund's flexibility in emergency situations. To the extent the Acquired Fund borrows money, positive or negative performance by the Acquired Fund's investments may be magnified.

   THE BOARD OF DIRECTORS OF THE ACQUIRED FUND UNANIMOUSLY RECOMMENDS THAT YOU
                          VOTE "FOR" PROPOSAL NO. 3-A.

PROPOSAL NO. 3-B: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON LENDING.

          If shareholders of the Acquired Fund approve Proposal 3-B, the Acquired Fund's current fundamental investment restriction on lending would be modified to read as follows:

                  "The Fund may not make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act."

          Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may lend. Under its current fundamental restriction, the Acquired Fund may not: Make loans, except that the Fund may purchase or hold fixed-income securities, lend portfolio securities and enter into repurchase agreements in accordance with its investment objectives, policies and limitations. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller at an agreed upon date, at a price that generally depends on current interest rates. The 1940 Act treats these agreements as loans.

          The new restriction would allow the Acquired Fund to lend to the full extent permitted under the 1940 Act. SEC staff interpretations of the 1940 Act generally prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

          The proposed modifications also would permit securities lending and the use of repurchase agreements by the Acquired Fund.

            THE BOARD OF DIRECTORS OF THE ACQUIRED FUND UNANIMOUSLY
                RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3-B.

PROPOSAL NO. 3-C: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON REAL ESTATE INVESTMENTS.

          If shareholders of the Acquired Fund approve Proposal 3-C, the Acquired Fund's current fundamental investment restriction on real estate investments would be modified to read as follows:

                  "The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts."

          Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of real estate. Under its current fundamental restriction, the Acquired Fund may not: Purchase or sell real estate, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein or (b) issued by companies which invest in real estate or interests therein.

          The proposed new restriction would: (1) preserve the ability to invest in all real estate-related securities and companies whose business consists in whole or in part of investing in real estate (provided that the investment is otherwise consistent with the Acquired Fund's investment program) and (2) clarify the Acquired Fund's ability to invest in real estate investment trusts. As a result of exercising its rights attached to real estate-related securities, the Acquired Fund could eventually own an interest in real property. If this occurs, the Acquired Fund would dispose of the property as soon as practicable, consistent with the Acquired Fund's best interests.

             THE BOARD OF DIRECTORS OF THE ACQUIRED FUND UNANIMOUSLY
                RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3-C.

PROPOSAL NO. 3-D: TO REMOVE THE FUNDAMENTAL INVESTMENT RESTRICTION ON SHORT
SALES.

          If shareholders of the Acquired Fund approve Proposal 3-D, the Acquired Fund's current fundamental investment restriction on short sales would be removed and the Board may adopt a non-fundamental investment restriction on short sales that, in the future, could be modified without shareholder approval.

          Discussion of Proposed Modifications. Funds are not required to have a fundamental investment restriction on short sales of securities. Typically, in a short sale, an investor borrows a security from a lender, sells that security to a third party, and is obligated to return an identical security to the lender. The obligation to return an identical security to the lender involves the risk that the price of the securities that the borrower is obligated to purchase (and then return to the lender) may be higher than the price the borrower received for the sale of the securities. Under its current fundamental restriction, the Acquired Fund may not: Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in options on currencies, securities and stock indexes, futures contracts and options on futures contracts and enter into short sales "against the box." The Board of the Acquired Fund would retain the flexibility to adopt non-fundamental restrictions geared to its investment goals.

             THE BOARD OF DIRECTORS OF THE ACQUIRED FUND UNANIMOUSLY
                RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3-D.

PROPOSAL NO. 3-E: TO REMOVE THE FUNDAMENTAL INVESTMENT RESTRICTION ON MARGIN TRANSACTIONS.

          If shareholders of the Acquired Fund approve Proposal 3-E, the Acquired Fund's current fundamental investment restriction on margin transactions would be removed. The Board could adopt a non-fundamental investment restriction on margin transactions in the future that could be modified without shareholder approval.

          Discussion of Proposed Modifications. Funds are not required to have a fundamental investment restriction on margin transactions. Margin transactions involve the purchase of securities with money borrowed from a broker or elsewhere. Under its current fundamental restriction, the Acquired Fund may not:
Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in options, futures contracts and options on futures contracts will not be deemed to be a purchase of securities on margin. The proposed modifications would give the Acquired Fund greater flexibility to operate consistent with the 1940 Act and relevant SEC rules and interpretation.

             THE BOARD OF DIRECTORS OF THE ACQUIRED FUND UNANIMOUSLY
                RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3-E.

                 PROPOSAL 4 - TO CHANGE THE INVESTMENT OBJECTIVE
            OF THE ACQUIRED FUND FROM FUNDAMENTAL TO NON-FUNDAMENTAL

          Every registered investment company is required to state its investment objective, i.e., the goal of its investment program, in its prospectus. There is no requirement that a fund's investment objective be fundamental, but most funds, including the Acquired Fund, have stated that their investment objectives are fundamental. The Board of Directors of the Acquired Fund has approved a proposal to make the Acquired Fund's investment objective non-fundamental.

          If approved by shareholders, this change would mean that the Board would be able to change a Fund's investment objective in the future without further approval by shareholders. This change would enhance a Fund's flexibility by allowing a Board to more easily alter the Fund's investment objective when the Board believes it is in the best interests of shareholders or when necessary to comply with possible future regulatory changes. Fund shareholders would receive prior notice of any change to a Fund's investment objective. The Boards have no current intention of changing any Fund's investment objective.

          To be approved for a Fund, this Proposal must receive the vote of a "majority of the outstanding voting securities" of the Fund entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal, whichever is less. If this Proposal is not approved for a Fund, then that Fund's investment objective will remain fundamental. The Board of the Fund would consider any other appropriate action, including resoliciting shareholder approval of the change.

             THE BOARD OF DIRECTORS OF THE ACQUIRED FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4.

INFORMATION ON THE ACQUIRED FUND'S INDEPENDENT ACCOUNTANTS

     The Board of the Acquired Fund has selected PricewaterhouseCoopers LLP ("PwC") as the independent accountants for the current fiscal year. PwC has been the independent accountants of the Acquired Fund since its inception. PwC has informed the Audit Committee for the Acquired Fund that it has no material direct or indirect financial interest in the Acquired Fund. In the opinion of the Audit Committee, the services provided by PwC are compatible with maintaining its independence.

     Representatives of PwC are not expected to be present at the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

     The aggregate fees billed by PwC for professional services rendered for the audit of the Acquired Fund's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Acquired Fund's most recent annual report to shareholders were $21,000. This fee relates to one fund in the Credit Suisse family of funds of approximately 50 funds. Total audit fees for all funds in the Credit Suisse family of funds, including the Acquired Fund, are approximately $892,000.

Financial Information Systems Design and Implementation Fees

     No fees were billed by PwC for the Acquired Fund's most recent fiscal year for professional services rendered to the Acquired Fund in connection with Financial Information Systems Design and Implementation Fees.

     For financial information systems design and implementation services provided to all entities controlling, controlled by or under common control with CSAM that provide services to the Acquired Fund, PwC billed $5,100,100. These fees represent fees paid by Credit Suisse First Boston (CSFB) to PwC Consulting in connection with the worldwide implementation of PeopleSoft. Effective September 30, 2002 PricewaterhouseCoopers LLP (PwC) sold PwC Consulting to IBM Corporation and effective on that date PwC and PwC Consulting became two separate entities.

All Other Fees

     For other services provided to the Acquired Fund, PwC billed $5,000 in fees for the Acquired Fund's most recent fiscal year.

     For other services provided to CSAM and all other entities controlling, controlled by, or under common control with CSAM that provide services to the Acquired Fund, PwC billed $ in fees for the year ended December 31, 2002.


                             ADDITIONAL INFORMATION

         The Acquiring Fund and the Acquired Fund are each subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance therewith file reports and other information including proxy material, reports and charter documents, with the SEC. These materials can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W, Washington, D.C. 20549 and at the New York Regional Office of the SEC at 233 Broadway, New York, New York. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates. The Prospectuses and the Statement of Additional Information for the Acquiring Fund, along with related information, may be found on the SEC website as well (http://www.sec.gov).

                               VOTING INFORMATION

         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Acquired Fund to be used at the Special Meeting of Shareholders of the Acquired Fund to be held at 1:00 p.m. on April 11, 2003, at the offices of the Acquired Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017-3140 and at any adjournment(s) thereof. This Prospectus/Proxy Statement, along with a Notice of the Special Meeting and proxy card(s), is first being mailed to shareholders of the Acquired Fund on or about February 21, 2003. Only shareholders of record as of the close of business on February 7, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof. As of the ______, 2003, the Acquired Fund had the following shares outstanding: _________ Common Class shares, ________ Advisor Class shares, _________ Class A shares, _________ Class B shares and _________ Class C shares. The holders of one-third of the outstanding shares of the Acquired Fund at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Special Meeting. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Abstentions and broker non-votes will have the effect of a "no" vote for

Proposal 3, which requires the approval of a specified percentage of the outstanding shares of the Acquired Fund, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Acquired Fund. Abstentions and broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Portfolio present at the Special Meeting with respect to Proposal 3. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on the vote for Proposals 1, 2 and 4 which require the approval of a (i) for Proposal 2, plurality of the shares of the Acquired Fund, and (ii) for Proposals 1 and 4, a majority of the shares of the Acquired Fund, voting at the Special Meeting.

         Executed, but unmarked proxies (i.e., executed proxies in which there is no indication of the shareholder's voting instructions) will be voted FOR approval of all of the Proposals and FOR approval of any other matters deemed appropriate. A proxy may be revoked at any time on or before the Special Meeting by the subsequent execution and submission of a revised proxy, by written notice to Hal Liebes, Secretary of the Acquired Fund, 466 Lexington Avenue, New York, New York 10017-3140 or by voting in person at the Special Meeting.

         CSAM has retained [Georgeson/D.F. King & Co.] to solicit proxies. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, facsimile or personal interviews conducted by officers and employees of CSAM and its affiliates. The expenses of the Acquisition, which are currently estimated to be [$_____], including the costs of the proxy solicitations relating to Proposal 1 and the preparation of enclosures to the Prospectus/Proxy Statement relating to Proposal 1, reimbursement of expenses of forwarding solicitation material to beneficial owners of shares of the Acquired Fund and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement relating to Proposal 1, will be borne by CSAM or its affiliates (excluding extraordinary expenses not normally associated with transactions of this type). Costs of preparing, printing and mailing the enclosed proxy, accompanying notice and all other costs in connection with the solicitation of proxies for Proposals 2, 3 and 4 will be paid by the Acquired Fund. It is anticipated that banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. Upon request, banks, brokerage houses and other institutions, nominees and fiduciaries may be reimbursed for their expenses in forwarding proxy materials to beneficial owners.

         In the event that a quorum necessary to vote on any of the Proposals at the Special Meeting is not present or sufficient votes to approve any proposal are not received prior to 1:00 p.m. on April 11, 2003, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies to receive the vote necessary for its passage or to obtain a quorum. If there is represented a sufficient number of votes in favor of one or more Proposals, an act taken at the Special Meeting will be effective irrespective of any adjournments with respect to any other Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of the Acquired Fund present in person or by proxy and entitled to vote at the Special Meeting. The persons named as proxies will vote upon a decision to adjourn the Special Meeting after consideration of the best interests of all shareholders of the Acquired Fund.

         As of December 31, 2002, CSAM (or its affiliates) possessed or shared voting power or investment power as a fiduciary on behalf of its customers, with respect to the Acquired Fund as set forth above under "Proposal - Information About the Acquisition - Share Ownership of the Fund." CSAM and its affiliates have advised the Acquired Fund that they intend to vote the shares over which they have voting power at the Special Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

                                 OTHER BUSINESS

         The Board of Directors of the Acquired Fund knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed Proxy Card.

         The approval of shareholders of the Acquiring Fund is not required in order to affect the Acquisition and, accordingly, the votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy Statement.

                        FINANCIAL STATEMENTS AND EXPERTS

         The audited statement of assets and liabilities of each Fund as of October 31, 2002, including their respective schedules of portfolio investments, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years (or such shorter period as the relevant Fund's share class has been in existence) in the period then ended, have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the reports of PricewaterhouseCoopers LLP, independent accountants to each of the Funds, given on the authority of such firms as experts in accounting and auditing.

                              ADDITIONAL MATERIALS

         The following additional materials, which have been incorporated by reference into the Statement of Additional Information, dated __________, 2003, relating to this Prospectus/Proxy Statement and the Acquisition, will be sent to all shareholders of the Acquired Fund requesting a copy of such Statement of Additional Information.

         1. The current Statement of Additional Information for the Acquiring Fund, dated February 28, 2003, as supplemented as of the date hereof.

         2. The current Statement of Additional Information for the Acquired Fund, dated February 28, 2003, as supplemented as of the date hereof.

                 EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of _________, 2003, between and among Credit Suisse Capital Funds, a Massachusetts business trust (the "Trust"), for and on behalf of its series, Credit Suisse Large Cap Value Fund (the "Acquiring Fund"), and Credit Suisse Strategic Value Fund, Inc., a Maryland corporation (the "Acquired Fund"), and, solely for purposes of Sections 4.3, 5.9 and 9.2 hereof, Credit Suisse Asset Management, LLC, a limited liability company organized under the laws of the State of Delaware ("CSAM").

         This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Acquired Fund (collectively, the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest of the applicable class or classes (collectively, the "Shares") of the Acquiring Fund, and the assumption by the Acquiring Fund of liabilities of the Acquired Fund, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Fund ("Acquiring Fund Shares") to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         As the Acquiring Fund is a series of the Trust, all parties to this Agreement acknowledge and accept that the Acquiring Fund does not have a Board of Trustees or officers separate from the other series of the Trust. Accordingly, all representations, warranties, covenants and/or other obligations of any kind made by the Acquiring Fund in this Agreement are expressly understood by all parties to this Agreement as being made by the Trustees or officers of the Trust, as applicable, in their respective capacities as Trustees or officers (and not in their individual capacities) for, and on behalf of, the Acquiring Fund.

         WHEREAS, the Board of Directors of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

         WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                  1. Transfer of Assets of the Acquired Fund in Exchange for Acquiring Fund Shares and Assumption of the Acquired Fund's Liabilities and Liquidation of the Acquired Fund.

                  1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of each class of the Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class of the Acquired Fund determined by dividing the value of the Acquired Fund's net assets attributable to each such class of shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the applicable class; and
(ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph
1.3. Such transactions shall take place at the closing provided for in paragraph
3.1 (the "Closing").

                  1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing date provided in paragraph 3.1 (the "Closing Date").

                  (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquired Fund will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment objective, policies and restrictions. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

                  1.3. The Acquired Fund will endeavor to discharge all of the known liabilities and obligations of the Acquired Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on unaudited statements of assets and liabilities of the Acquired Fund and the Acquiring Fund prepared by State Street Bank and Trust Company ("State Street"), the accounting agent of each Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph 5.7 hereof.

                  1.4. As soon on or after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired

Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "Fund Shareholders") the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund's shareholders representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with Section 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

                  1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectuses and statement of additional information.

                  1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

                  1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

                  2.       Valuation

                  2.1. The value of the Acquired Fund's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's then current prospectuses or statement of additional information.

                  2.2. The number of Class A, Class B, Class C, Class A and Advisor Class Shares of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for Class A, Class B, Class C, Common Class and Advisor Class shares, respectively, of the Acquired Fund shall be determined by dividing the value of the net assets of the Acquired Fund attributable to its respective Class A, Class B, Class C, Common Class and Advisor Class shares determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the Class A, Class B, Class C, Class A or Advisor Class shares, respectively, of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectuses or statement of additional information.

                  2.3. All computations of value with respect to the Acquiring Fund and the Acquired Fund shall be made by State Street in accordance with its regular practice as pricing agent for the Acquiring Fund.

                  3.       Closing and Closing Date

                  3.1. The Closing Date for the Reorganization shall be April 17, 2003, or such other date as the parties to such Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of trading on the NYSE on the Closing Date unless otherwise provided. The Closing shall be held as of 10:00 a.m., at the offices of Willkie Farr & Gallagher or at such other time and/or place as the parties may agree.

                  3.2. State Street Bank and Trust Company, the custodian for the Acquiring Fund (the "Custodian"), shall deliver as soon as practicable after the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

                  3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the applicable Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                  3.4. The Acquired Fund shall deliver at the Closing a list of the names and addresses of the Acquired Fund's shareholders and the number and class of outstanding Shares owned by each such shareholder immediately prior to the Closing or provide evidence that such information has been provided to the Acquiring Fund's transfer agent. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the relevant other parties such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

                  4.       Representations and Warranties

                  4.1. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Acquired Fund is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland;

                  (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

                  (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in a violation of its Articles of Incorporation or ByLaws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its property is bound or affected;

                  (d) There are no contracts or other commitments (other than this Agreement) of the Acquired Fund which will be terminated with liability to the Acquired Fund prior to the Closing Date;

                  (e) Except as previously disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as previously disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or the business of the Acquired Fund or its ability to consummate the transactions herein contemplated;

                  (f) The Statements of Assets and Liabilities, including the Investment Portfolio, Statement of Operations, and Changes in Net Assets, and the Financial Highlights of the Acquired Fund at October 31, 2002 and for the period from October 31, 2001 to October 31, 2002 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein;

                  (g) The Financial Highlights of the Acquired Fund for the period from the commencement of operations to October 31, 2000 have been audited by Ernst & Young, independent accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund at such dates, and there are no known contingent liabilities therein;

                  (h) Since October 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection
(h), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Fund liabilities, or the redemption of the Acquired Fund shares by Fund shareholders shall not constitute a material adverse change;

                  (i) At the date hereof and the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (j) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company; all of the Acquired Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

                  (k) All issued and outstanding shares of each class of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund's shares, nor is there outstanding any security convertible into any of the Acquired Fund's shares;

                  (l) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business and of which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

                  (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquired Fund's Board of Directors, and subject to the approval of the Acquired Fund's shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (n) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

                  (o) The current prospectuses and statements of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

                  (p) Insofar as the following relate to the Acquired Fund, the registration statement filed by the Acquiring Fund on Form N-14 relating to Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Acquired Fund (the "Proxy Statement") and the prospectuses of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

                  4.2. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

                  (a) The Acquiring Fund is a duly established series of the Trust; the Trust is a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts;

                  (b) The Trust is a registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

                  (c) The current prospectuses and statements of additional information filed as part of the Acquiring Fund registration statement on Form N-1A (the "Acquiring Fund Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission under those Acts and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

                  (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its Amended and Restated Agreement and Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its property is bound;

                  (f) Except as previously disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

                  (g) Since October 31, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Acquiring Fund Shareholders shall not constitute a material adverse change;

                  (h) At the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

                  (i) For each taxable year of its operation (including the taxable year which includes the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code;

                  (j) At the date hereof, all issued and outstanding Acquiring Fund Shares of each class are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Trust's Amended and Restated Agreement and Declaration of Trust, non-assessable, by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

                  (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquiring Fund's Board of Trustees, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund's shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and, except as set forth in the Trust's Amended and Restated Agreement and Declaration of Trust, non-assessable, by the Acquiring Fund;

                  (m) Insofar as the following relate to the Acquiring Fund, the N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

                  (n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                  4.3. CSAM represents and warrants to the Acquiring Fund as follows: To the knowledge of CSAM (i) there are no claims, actions, suits or proceedings pending against the Acquired Fund, and (ii) there are no claims, actions, suits or proceedings threatened, or circumstances that have been identified by the Management Committee of CSAM and the Secretary thereof as reasonably likely to give rise to any claims, actions, suits or proceedings, against the Acquired Fund that would materially adversely affect the Acquired Fund or its assets or business other than those disclosed in writing to and accepted by the Acquiring Fund.

                  5.       Covenants of the Acquired Fund and the Acquiring Fund

                  5.1. The Acquiring Fund and the Acquired Fund will operate their respective businesses in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

                  5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

                  5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

                  5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's Shares.

                  5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                  5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in the N-14 Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

                  5.7. The Acquiring Fund agrees to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a Director or Officer ("Indemnified Person") of the Acquired Fund, against money damages actually and reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a Director or officer of the Acquired Fund with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law. This paragraph 5.7 shall not protect any such Indemnified Person against any liability to the Acquired Fund, the Acquiring Fund or their shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his office. An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Fund for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under applicable law. Such Indemnified Person shall provide to the Acquiring Fund a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Acquiring Fund under this paragraph has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the Acquiring Fund for its undertaking; (b) the Acquiring Fund is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party trustees of the Acquiring Fund (collectively, the "Disinterested Trustees"), or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Acquiring Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

                  5.8. The Acquiring Fund agrees to take no action that would adversely affect the qualification of the Reorganization as a reorganization under Section 368(a) of the Code. In this regard, the Acquiring Fund covenants that, following the Reorganization, it (a) will (i) continue the historic business of the Acquired Fund or (ii) use a significant portion of the Acquired Fund's historic business assets, and (b) will not sell or otherwise dispose of any of the assets of the Acquired Fund, except for dispositions in the ordinary course of business or transfers to a corporation (or other entity classified for federal income tax purposes as an association taxable as a corporation) that is "controlled" by the Acquiring Fund within the meaning of Section 368(c) of the Code.

                  5.9. CSAM agrees that the Trust will succeed to all rights that the Acquired Fund has, or would have but for the Reorganization, against CSAM or its affiliates by reason of any act or failure to act by CSAM or any of its affiliates prior to the Closing Date.

                  6. Conditions Precedent to Obligations of the Acquired Fund

                  The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

                  6.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the actions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

                  6.2. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its Chairman, Vice President, Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request; and

                  6.3. The Acquired Fund shall have received on the Closing Date a favorable opinion from Willkie Farr & Gallagher, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

                  That (a) the Trust is a validly existing business trust under the laws of The Commonwealth of Massachusetts, and has the trust power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Trust and the Acquiring Fund is a duly established series of the Trust and, assuming due authorization, execution and delivery of the Agreement by the other parties hereto, is a valid and binding obligation of the Trust enforceable against the Acquiring Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the Acquiring Fund

Shares to be issued to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and are fully paid and, except as set forth in the Trust's Amended and Restated Agreement and Declaration of Trust, non-assessable and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Trust's Amended and Restated Agreement and Declaration of Trust or By-Laws, or result in a material violation of any provision of any material agreement (known to such counsel) to which the Trust is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment or decree to which the Trust is a party or by which it or its property is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for the consummation by the Trust of the actions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (f) only insofar as they relate to the Acquiring Fund, the descriptions in the Proxy Statement of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States and contracts and other documents, if any, are accurate and fairly present the information required to be shown; (g) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which are required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described and filed as required or which materially and adversely affect the Acquiring Fund's business; (h) the Trust is registered as an investment company under the 1940 Act and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (i) the Proxy Statement, as of its date, appeared on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement.

                  With respect to all matters of Massachusetts law, such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon the opinion of Sullivan & Worcester LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Sullivan & Worcester LLP. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquired Fund may reasonably request.

                  In this paragraph 6.3, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                  6.4 The Board of Trustees of the Acquiring Fund, including a majority of the trustees who are not "interested persons" of the Acquiring Fund (as defined in the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquiring Fund and that the interests of the shareholders in the Acquiring Fund would not be diluted as a result of such transactions, and the Acquiring Fund shall have delivered to the Acquired Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

                  7. Conditions Precedent to Obligations of the Acquiring Fund

                  The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                  7.1. All representations and warranties by or on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

                  7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

                  7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its Chairman, Vice President, Secretary, Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

                  7.4. The Acquiring Fund shall have received on the Closing Date a favorable opinion of Willkie Farr & Gallagher, counsel to the Acquired Fund, in a form satisfactory to the Secretary of the Acquiring Fund, covering the following points:

                  That (a) the Acquired Fund is a validly existing corporation and in good standing under the laws of the State of Maryland and has the statutory power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the other parties hereto, is a valid and binding obligation of the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquired Fund's Articles of Incorporation or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquired Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquired Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquired Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described or filed as required or which materially and adversely affect the Acquired Fund's business; and (g) the Acquired Fund is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon the opinion of Venable, Baetjer and Howard, LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable, Baetjer and Howard, LLP. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquiring Fund may reasonably request.

                  In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                  7.5. The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent public accountants with respect to the Acquired Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

                  (b) in their opinion, the financial statements and financial highlights of the Acquired Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

                  7.6. The Acquiring Fund shall have received from Ernst & Young a letter addressed to the Acquiring Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that: in their opinion, the financial statements and financial highlights of the Acquired Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

                  7.7. The Acquired Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquired Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquired Fund, to the effect that:

                  (a) they are independent public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

                  (b) in their opinion, the financial statements and financial highlights of the Acquiring Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

                  7.8. The Acquiring Fund and the Acquired Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to both Funds and dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to each Fund, to the effect that: on the basis of limited procedures agreed upon by the Acquiring Fund and the Acquired Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), specified information relating to each Fund appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting records of each Fund or from schedules prepared by officers of each Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

                  7.9. The Acquired Fund shall have delivered to the Acquiring Fund, pursuant to paragraph 4.1(f), copies of financial statements of the Acquired Fund as of and for the fiscal year ended October 31, 2002.

                  7.10. The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing Date, PricewaterhouseCoopers LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.7.

                  7.11. The Board of Directors of the Acquired Fund, including a majority of the directors who are not "interested persons" of the Acquired Fund (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquired Fund and that the interests of the shareholders in the Acquired Fund would not be diluted as a result of such transactions, and the Acquired Fund shall have delivered to the Acquiring Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

                  8. Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

                  If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquiring Fund, the Acquired Fund shall, and if any of such conditions do not exist on or before the Closing Date with respect to the Acquired Fund, the Acquiring Fund shall, at their respective option, not be required to consummate the transactions contemplated by this Agreement.

                  8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of its Articles of Incorporation and applicable law and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund.

                  8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                  8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

                  8.4. The N-14 Registration Statement and the Acquiring Fund Registration Statement shall each have become or be effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                  8.5. The parties shall have received a favorable opinion of Willkie Farr & Gallagher, addressed to, and in form and substance satisfactory to, the Acquired Fund and the Acquiring Fund, substantially to the effect that for U.S. federal income tax purposes:

                  (a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution of such Acquiring Fund Shares to shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (c) except for gain or loss regularly attributable to the termination of the Acquired Fund's taxable year, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund; (d) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares for the Acquiring Fund Shares or upon the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (e) the aggregate tax basis of the Acquiring Fund Shares received by each of the Acquired Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Fund shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder (provided that such Acquired Fund Shares were held as capital assets on the date of the Reorganization); and
(f) except for assets which may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

                  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

                  9. Brokerage Fees and Expenses; Other Agreements

                  9.1. The Acquiring Fund represents and warrants to the Acquired Fund, and the Acquired Fund represents and warrants to the Acquiring Fund, that there are no brokers or finders or other entities to receive any payments in connection with the transactions provided for herein.

                  9.2. CSAM or its affiliates agrees to bear the reasonable expenses incurred in connection with the transactions contemplated by this Agreement, whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement). These expenses consist of: (i) expenses associated with preparing this Agreement, the N-14 Registration Statement and expenses of the shareholder meetings insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (ii) expenses associated with preparing and filing the N-14 Registration Statement covering the Acquiring Fund Shares to be issued in the Reorganization insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) postage; printing; accounting fees; and legal fees incurred by the Acquiring Fund and by the Acquired Fund in connection with the transactions contemplated by this Agreement; (v) solicitation costs incurred in connection with the shareholders meeting referred to in clause (i) above and paragraph 5.2 hereof insofar as they relate to approval of this Agreement and the transactions contemplated thereby and (vi) any other reasonable Reorganization expenses.

                  9.3. Any other provision of this Agreement to the contrary notwithstanding, any liability of either Fund under this Agreement, or in connection with the transactions contemplated herein with respect to such Fund, shall be discharged only out of the assets of such Fund.

                  10.   Entire Agreement; Survival of Warranties

                  10.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

                  10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

                  11. Termination

                  11.1. This Agreement may be terminated at any time at or prior to the Closing Date by: (1) mutual agreement of the Acquired Fund and the Acquiring Fund; (2) the Acquired Fund in the event the Acquiring Fund shall, or the Acquiring Fund, in the event the Acquired Fund shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (3) the Acquired Fund or the Acquiring Fund in the event a condition herein expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

                  11.2. In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Trust or the Acquired Fund, or their respective Trustees, Directors or officers, to the other party or parties.

                  12. Amendments

                  This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund's Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                  13. Notices

                  13.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund at:

                                    466 Lexington Avenue
                                    New York, NY 10017
                                    Attention:  Hal Liebes, Esq.

         or to the Acquired Fund at:

                                    466 Lexington Avenue
                                    New York, NY 10017
                                    Attention:  Hal Liebes, Esq.

                  14. Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

                  14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

                  14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Except as provided in Section 5.7, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                  14.5. Notice is hereby given that this Agreement is entered into on behalf of the Acquiring Fund by an officer of the Trust, and on behalf of the Acquired Fund by an officer of the Acquired Fund, in each case in such officer's capacity as an officer and not individually. It is understood and expressly stipulated that none of the Directors, Trustees, officers or shareholders of the Acquired Fund or the Trust are personally liable hereunder. All persons dealing with the Acquiring Trust should look solely to the property of the Acquiring Trust for the enforcement of any claims against the Acquiring Trust.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman, President, Vice President or Managing Director and attested to by its Vice President, Secretary or Assistant Secretary.

CREDIT SUISSE STRATEGIC VALUE FUND, INC.


By: _____________________
Name:
Title:

Attestation By: _____________________
Name:
Title:


CREDIT SUISSE CAPITAL FUNDS
For and on Behalf of CREDIT SUISSE LARGE CAP VALUE FUND

By: _____________________
Name:
Title:

Attestation By: _____________________
Name:
Title:

Solely with respect to paragraphs 4.3, 5.9 and 9.2 hereof:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By:_____________________
Name:    Hal Liebes
Title:   Managing Director



Attestation By: _____________________
Name:    Gregory Bressler
Title:   Vice President

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of beneficial interest of the Acquiring Fund will be passed upon by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, counsel to the Acquiring Fund. In rendering such opinion, Willkie Farr & Gallagher may rely on an opinion of Sullivan & Worcester LLP as to certain matters under Massachusetts law.

                                 CREDIT SUISSE
                           STRATEGIC VALUE FUND, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 11, 2003 AT [1:00] P.M.

I hereby appoint Rocco Del Guercio and Gregory Bressler, and each of them, each with the full power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Strategic Value Fund, Inc. (the "Fund"), as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund to be held on Friday, April 11, 2003, at 1:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, 16th Floor, and any adjournments thereof (the "Meeting"), as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated February ___, 2003. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?
---------------------------------------     ------------------------------------

---------------------------------------     ------------------------------------

---------------------------------------     ------------------------------------

---------------------------------------     ------------------------------------

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE
-------------------------------------------------      THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A
    CREDIT SUISSE STRATEGIC VALUE FUND, INC.           VOTE FOR THE PROPOSALS
-------------------------------------------------           ---

              VOTE THIS CARD TODAY                                                                   For      Against    Abstain
        By mail; phone (1-800-714-3312);               1. To approve an agreement                    [ ]        [ ]         [ ]
             fax (212-269-2796); or                       and Plan of Reorganization (the
       ONLINE AT WWW.CREDITSUISSEFUNDS.COM                "Plan") providing that (i) Credit
           (CLICK ON THE PROXY BUTTON)                    Suisse Strategic value Fund,
                                                          Inc. (the "Acquired Fund"), would
                                                          transfer all of its assets in
                                                          exchange for shares of beneficial
                                                          interest of the Credit Suisse Large
                                                          Cap Value Fund (the "Acquiring Fund"),
                                                          a series of Credit Suisse Capital Funds,
                                                          Inc., and the assumption by the Acquiring
                                                          Fund of the Acquired Fund's liabilities,
                                                          (ii) such shares of beneficial interest
                                                          of the Acquiring Fund would be distributed
                                                          to shareholders of the Acquired Fund in
                                                          liquidation of the Acquired Fund, and
                                                          (iii) the Acquired Fund would subsequently
                                                          be dissolved.

                                                                                                   For All     Withheld   For all
                                                                                                  Nominees                Except
                                                                                                     [ ]        [ ]         [ ]
                                                       2.  To elect Directors of the Acquired Fund:

                                                       R.H.  Francis         J.W. Fritz         J.E. Garten

                                      B-1


                                                       ----------------------------------------------------
                                                       P.F. Krogh            J.S. Pasman        W.W. Priest
                                                       ----------------------------------------------------
                                                       S.N. Rappaport
                                                       ----------------------------------------------------

                                                       INSTRUCTION: To withhold authority to vote for any
                                                       individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s).

                                                       3.  To modify and/or eliminate certain Acquired Fund
                                                       Investment Restrictions on:

CONTROL NUMBER:                                        Borrowing                                 Short Sales
                                                       Securities Lending                        Margin Transaction
                                                       Real Estate
                                                                                                     For      Against    Abstain
                                                                                                     [ ]        [ ]         [ ]



                                                       If you wish to vote against or abstain from
                                                       a particular item in Item 3 applicable to the
                                                       Acquired For All Except As Marked Fund, mark
                                                       this box and write the number of the item on
                                                       the line above and indicate a "Vote Against"
                                                       or an "Abstention".

                                                                                                     For      Against    Abstain
                                                                                                     [ ]        [ ]         [ ]
                                                       4.  To change the investment objective of the
                                                       Acquired Fund from fundamental to non-fundamental.


                                                       Mark box at right if an address change        [ ]
Please  be sure to sign  and  date  this               or comment has been noted on the reverse
Proxy.                                    Date         side of this card.
----------------------------------------- ------------

------------------------------------------------------
Shareholder sign here Co-owner sign here RECORD DATE SHARES:


                                     PART B
         INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

                  SUBJECT TO COMPLETION, DATED JANUARY 30, 2003

                       STATEMENT OF ADDITIONAL INFORMATION

                              466 Lexington Avenue
                          New York, New York 10017-3140
                                 (800) 927-2874

RELATING TO THE ACQUISITION BY THE CREDIT SUISSE CAPITAL FUNDS - LARGE CAP VALUE
                          FUND (THE "ACQUIRING FUND")

 OF THE ASSETS OF THE CREDIT SUISSE STRATEGIC VALUE, INC. (THE "ACQUIRED FUND").

                            Dated: February __, 2003

         This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

         1. Statement of Additional Information for the Acquiring Fund, dated February 28, 2003.

         2. Statement of Additional Information for the Acquired Fund, dated February 28, 2003.

         3. Annual Report of the Acquiring Fund for the year ended October 31, 2002.

         4. Annual Report of the Acquired Fund for the year ended October 31, 2002.

         This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated February __, 2003, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

         The Annual Report of each of the Acquired Fund and the Acquiring Fund for the year ended October 31, 2002, including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Annual Reports (and any more recent semi-annual report) without charge, please call (800) 927-2874.

                         PRO FORMA FINANCIAL STATEMENTS

         The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities and Schedule of Investments as of October 31, 2002 and the unaudited pro forma condensed Statement of Operations for the fiscal year ended October 31, 2002 for each of the Acquiring Fund and the Acquired Fund, as adjusted, giving effect to the Acquisition.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2002 (UNAUDITED)

                                          ACQUIRED FUND            ACQUIRING FUND
                                        CS STRATEGIC VALUE       CS LARGE CAP VALUE      ADJUSTMENTS            PRO FORMA
                                        ------------------       ------------------      -----------            ---------
                                      COST          VALUE        COST         VALUE                          COST           VALUE
                                      ----          -----        ----         -----                          ----           -----
ASSETS
 Investments at value             205,068,528    202,097,601  124,047,600  148,066,006                   329,116,128     350,163,607
 Cash                                      -             263        -               54                         -                 317
 Receivable for investment sold
   unsettled                               -       6,656,877        -           -                              -           6,656,877
 Receivable for Fund shares sold           -         133,176        -          145,205                         -             278,381
 Dividends and interests receivable        -         180,970        -          286,978                         -             467,948
 Prepaid expenses and other assets         -          33,766        -           16,011       (33,766)(a)       -              16,011
 Other Assets                              -           -            -            1,573                         -               1,573
                                                ------------               -----------                                   -----------
          Total Assets                           209,102,653               148,515,827                                   357,584,714
                                                ------------               -----------                                   -----------

LIABILITIES
 Payable for investments purchased                 7,124,611                    -                                          7,124,611
 unsettled
 Advisory fee payable                                124,801                    37,534                                       162,335
 Administration fee payable                           34,272                    25,991                                        60,263
 Distribution fee payable                             10,965                    49,586                                        60,551
 Payable for Fund shares redeemed                    399,623                    93,911                                       493,534
 Accrued expenses payable                            152,283                    98,486                                       250,769
                                                ------------               -----------                                   -----------
          Total liabilities                        7,846,555                   305,508                                     8,152,063
                                                ------------               -----------                                   -----------

NET ASSETS                                       201,256,098               148,210,319       (33,766)(a)                 349,432,651
                                                ============               ===========   ===========                     ===========

COMMON CLASS
 Net Assets                                      175,121,019                 3,060,715  (175,121,019)(b)                   3,060,715
 Shares outstanding                               16,586,562                   181,923   (16,586,562)(b)                     181,923
 Net assets value, offering price
 and redemption
 price per share                                       10.56                     16.82                                         16.82

ADVISOR CLASS
 Net Assets                                       25,500,591                    -             (4,278)(a),(b)              25,496,313
 Shares outstanding                                2,417,186                    -           (901,353)(b)                   1,515,833
 Net assets value, offering price
 and redemption
 price per share                                       10.55                                                                   16.82

CLASS A SHARES
 Net Assets                                          404,067               114,733,069   175,091,570(a)                  290,228,706
 Shares outstanding                                   38,298                 6,817,930    10,388,496                      17,244,724
 Net assets value and redemption
 price per share                                       10.55                     16.83                                         16.83
 Maximum offering price per share
 (net asset value plus maximum sales                   11.19                     17.86                                         17.86
 charge)

CLASS B SHARES
 Net Assets                                           88,367                28,312,471           (15)(a)                  28,400,823
 Shares outstanding                                    8,410                 1,699,492        (3,171)                      1,704,731
 Net assets value and offering price
 price per share                                       10.51                     16.66                                         16.66

CLASS C SHARES
 Net Assets                                          142,054                 2,104,064           (24)(a)                   2,246,094
 Shares outstanding                                   13,525                   126,880        (4,935)                        135,470
 Net assets value and offering price
 price per share                                       10.50                     16.58                                         16.58

                   See Pro Form notes to financial statements.

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2002 (UNAUDITED)
------------------------------------------------------------------------------------------------------------

CREDIT SUISSE STRATEGIC VALUE FUND (ACQUIRED FUND)

SECURITY NAME
                                                                            SHARES       MARKET VALUE
3M Co.                                                                         40,400     $ 5,128,376
Abbott Laboratories                                                            60,700       2,541,509
Abercrombie & Fitch Co.  Class A                                              124,500       2,218,590
Agilent Technologies, Inc.                                                    111,400       1,531,750
Alcoa, Inc.                                                                   183,200       4,041,392
Allied Capital Corporation Rights                                              56,900             589
American International Group, Inc.                                             44,235       2,766,899
American Standard Companies, Inc.                                             107,500       7,170,250
Anheuser-Busch Companies, Inc.                                                107,100       5,650,596
Bank of America Corp.                                                          29,300       2,045,140
BellSouth Corp.                                                                66,600       1,741,590
Best Buy Company, Inc.                                                         77,800       1,603,458
Burlington Northern Santa Fe Corp.                                             81,200       2,089,276
Cendant Corp.                                                                 270,100       3,106,150
Charter One Financial, Inc.                                                   118,230       3,580,005
Citigroup, Inc.                                                               130,700       4,829,365
Comcast Corp. Special Class A                                                 105,000       2,416,050
ConocoPhillips                                                                 89,050       4,318,925
Convergys Corp.                                                               109,500       1,629,360
CVS Corp.                                                                      76,800       2,129,664
Devon Energy Corp.                                                             81,600       4,120,800
Eaton Corp.                                                                    46,000       3,145,940
Equity Residential Properties, (Callable 11/27/02 @ $25.91)                   101,000       2,392,690
Exxon Mobil Corp.                                                             132,100       4,446,486
Fannie Mae                                                                     63,700       4,258,982
Federated Department Stores, Inc.                                             149,100       4,577,370
General Mills, Inc.                                                            64,300       2,656,876
H&R Block, Inc.                                                                73,800       3,275,244
Harsco Corp.                                                                   75,000       1,923,750
Hartford Financial Services Group, Inc.                                        48,800       1,927,600
Hewlett-Packard Co.                                                           169,120       2,672,096
Ingersoll-Rand Co.  Class A                                                   118,900       4,637,100
ITT Industries, Inc.                                                          128,600       8,356,428
Jefferson-Pilot Corp.                                                          55,500       2,228,325
Johnson Controls, Inc.                                                         46,000       3,588,000
Kimberly-Clark Corp.                                                           40,600       2,090,900
Knight-Ridder, Inc.                                                            60,500       3,640,890
Lear Corp.                                                                     85,900       3,139,645
Lehman Brothers Holdings, Inc.                                                 74,100       3,947,307
Lowe's Companies, Inc.                                                         63,600       2,654,028
McGraw-Hill Companies, Inc.                                                    34,700       2,238,150
Micron Technology, Inc.                                                       103,700       1,659,200
Navistar International Corp.                                                  100,000       2,242,000
Pepsi Bottling Group, Inc.                                                     78,800       2,123,660
PepsiCo, Inc.                                                                 125,220       5,522,202
Pfizer Inc.                                                                   131,100       4,165,047
Pitney Bowes, Inc.                                                             87,200       2,925,560

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2002 (UNAUDITED)
------------------------------------------------------------------------------------------------------------

CREDIT SUISSE STRATEGIC VALUE FUND (ACQUIRED FUND)

SECURITY NAME
                                                                            SHARES       MARKET VALUE
Pride International, Inc.                                                     213,600       2,964,768
Public Service Enterprise Group, Inc.                                          63,000       1,804,950
Rohm & Haas Co.                                                                93,900       3,124,053
Ross Stores, Inc.                                                              68,400       2,862,540
Royal Dutch Petroleum Co. NY Shares                                            74,900       3,204,222
St. Paul Companies, Inc.                                                       93,000       3,050,400
Tektronix, Inc.                                                               142,400       2,516,208
Tiffany & Co.                                                                  91,900       2,405,942
Tyco International, Ltd.                                                      119,800       1,732,308
United Parcel Service, Inc. Class B                                            30,000       1,800,300
United Technologies Corp.                                                      81,100       5,001,437
Viacom, Inc. Class B*                                                          54,300       2,422,323
Wells Fargo & Co.                                                              97,000       4,895,590
Wyeth                                                                          66,100       2,214,350

                                                                           PAR
State Street Bank & Trust Co. Euro Time Deposit, 1.750%, 11/01/02            $ 11,003      11,003,000
                                                                                        -------------
                                                                                         $202,097,601
                                                                                        =============

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2002 (UNAUDITED)
----------------------------------------------------------------------------------------------------------
                                                                           SHARES       MARKET VALUE
CREDIT SUISSE LARGE CAP VALUE FUND (ACQUIRING FUND)

SECURITY NAME
3M Co.                                                                       15,200     $  1,929,488
American Express Co.                                                         90,300        3,284,211
American International Group, Inc.                                           56,814        3,553,716
Avery Dennison Corp.                                                         67,700        4,213,648
Avon Products, Inc.                                                          56,000        2,715,440
Bank of America Corp.                                                        26,937        1,880,203
Banknorth Group, Inc.                                                       157,600        3,651,592
Berkshire Hathaway, Inc. Class A                                                 55        4,080,450
Burlington Northern Santa Fe Corp.                                          128,300        3,301,159
Burlington Resources, Inc.                                                   60,500        2,492,600
Cardinal Health, Inc.                                                        56,500        3,910,365
Charter One Financial, Inc.                                                 105,000        3,179,400
ChevronTexaco Corp.                                                          39,780        2,690,321
Citigroup, Inc.                                                             131,333        4,852,754
Comcast Corp. Special Class A                                                97,200        2,236,572
ConocoPhillips                                                               79,000        3,831,500
Costco Wholesale Corp.                                                       56,000        1,900,080
Devon Energy Corp.                                                           59,500        3,004,750
Emerson Electric Co.                                                         50,800        2,447,544
Engelhard Corp.                                                             108,600        2,405,490
Exxon Mobil Corp.                                                            67,700        2,278,782
Federated Department Stores, Inc.                                            66,400        2,038,480
Freddie Mac                                                                  54,300        3,343,794
General Dynamics Corp.                                                       49,700        3,932,761
General Electric Co.                                                         87,000        2,196,750
General Mills, Inc.                                                          84,000        3,470,880
Hartford Financial Services Group, Inc.                                      62,900        2,484,550
Hewlett-Packard Co.                                                         105,000        1,659,000
Home Depot, Inc.                                                            101,900        2,942,872
Johnson & Johnson                                                            87,100        5,117,125
Kimberly-Clark Corp.                                                         94,200        4,851,300
Merck & Co., Inc.                                                            40,600        2,202,144
Microsoft Corp.                                                              70,100        3,748,247
Morgan Stanley                                                               43,100        1,677,452
National Fuel Gas Co.                                                       125,000        2,521,250
Pfizer Inc.                                                                   7,025          223,184
Pharmacia Corp.                                                              44,351        1,907,093
Philip Morris Companies, Inc.                                                68,700        2,799,525
Progress Energy, Inc.                                                        88,700        3,700,564
Rohm & Haas Co.                                                             102,400        3,406,848
Sysco Corp.                                                                 121,700        3,855,456
Tribune Co.                                                                  52,400        2,517,820
Tyco International, Ltd.                                                     74,000        1,070,040
Unisys Corp.                                                                161,200        1,407,276


SCHEDULE OF INVESTMENTS
OCTOBER 31, 2002 (UNAUDITED)
----------------------------------------------------------------------------------------------------------
                                                                           SHARES       MARKET VALUE
CREDIT SUISSE LARGE CAP VALUE FUND (ACQUIRING FUND)

SECURITY NAME
United Technologies Corp.                                                    83,700        5,161,779
Washington Mutual, Inc.                                                     134,000        4,791,840
WGL Holdings, Inc.                                                          100,800        2,331,504

                                                                           PAR
Ginnie Mae Pool #002217X, 6.500%, 8/15/03                                        $0              407
State Street Bank & Trust Co. Euro Time Deposit, 1.750%, 11/01/02             8,866        8,866,000
                                                                                        ------------
                                                                                        $148,066,006
                                                                                       =============

COMBINED SCHEDULE OF INVESTMENTS
OCTOBER 31, 2002 (UNAUDITED)
---------------------------------------------------------------------------------------------------------
PRO FORMA FUND

SECURITY NAME
                                                                         SHARES        MARKET VALUE
3M Co.                                                                     55,600       $ 7,057,864
Abbott Laboratories                                                        60,700         2,541,509
Abercrombie & Fitch Co.  Class A                                          124,500         2,218,590
Agilent Technologies, Inc.                                                111,400         1,531,750
Alcoa, Inc.                                                               183,200         4,041,392
Allied Capital Corporation Rights                                          56,900               589
American Express Co.                                                       90,300         3,284,211
American International Group, Inc.                                        101,049         6,320,615
American Standard Companies, Inc.                                         107,500         7,170,250
Anheuser-Busch Companies, Inc.                                            107,100         5,650,596
Avery Dennison Corp.                                                       67,700         4,213,648
Avon Products, Inc.                                                        56,000         2,715,440
Bank of America Corp.                                                      56,237         3,925,343
Banknorth Group, Inc.                                                     157,600         3,651,592
BellSouth Corp.                                                            66,600         1,741,590
Berkshire Hathaway, Inc. Class A                                               55         4,080,450
Best Buy Company, Inc.                                                     77,800         1,603,458
Burlington Northern Santa Fe Corp.                                        209,500         5,390,435
Burlington Resources, Inc.                                                 60,500         2,492,600
Cardinal Health, Inc.                                                      56,500         3,910,365
Cendant Corp.                                                             270,100         3,106,150
Charter One Financial, Inc.                                               223,230         6,759,405
ChevronTexaco Corp.                                                        39,780         2,690,321
Citigroup, Inc.                                                           262,033         9,682,119
Comcast Corp. Special Class A                                             202,200         4,652,622
ConocoPhillips                                                            168,050         8,150,425
Convergys Corp.                                                           109,500         1,629,360
Costco Wholesale Corp.                                                     56,000         1,900,080
CVS Corp.                                                                  76,800         2,129,664
Devon Energy Corp. Devon Energy Corp.                                     141,100         7,125,550
Eaton Corp.                                                                46,000         3,145,940
Emerson Electric Co.                                                       50,800         2,447,544
Engelhard Corp.                                                           108,600         2,405,490
Equity Residential Properties, (Callable 11/27/02 @ $25.91)               101,000         2,392,690
Exxon Mobil Corp. Exxon Mobil Corp.                                       199,800         6,725,268
Fannie Mae                                                                 63,700         4,258,982
Federated Department Stores, Inc.                                         215,500         6,615,850
Freddie Mac                                                                54,300         3,343,794
General Dynamics Corp.                                                     49,700         3,932,761
General Electric Co.                                                       87,000         2,196,750
General Mills, Inc. General Mills, Inc.                                   148,300         6,127,756
H&R Block, Inc.                                                            73,800         3,275,244
Harsco Corp.                                                               75,000         1,923,750
Hartford Financial Services Group, Inc.                                   111,700         4,412,150
Hewlett-Packard Co.                                                       274,120         4,331,096
Home Depot, Inc.                                                          101,900         2,942,872
Ingersoll-Rand Co.  Class A                                               118,900         4,637,100
ITT Industries, Inc.                                                      128,600         8,356,428


COMBINED SCHEDULE OF INVESTMENTS
OCTOBER 31, 2002 (UNAUDITED)
---------------------------------------------------------------------------------------------------------
PRO FORMA FUND

SECURITY NAME
                                                                         SHARES        MARKET VALUE
Jefferson-Pilot Corp.                                                      55,500         2,228,325
Johnson & Johnson                                                          87,100         5,117,125
Johnson Controls, Inc.                                                     46,000         3,588,000
Kimberly-Clark Corp.                                                      134,800         6,942,200
Knight-Ridder, Inc.                                                        60,500         3,640,890
Lear Corp.                                                                 85,900         3,139,645
Lehman Brothers Holdings, Inc.                                             74,100         3,947,307
Lowe's Companies, Inc.                                                     63,600         2,654,028
McGraw-Hill Companies, Inc.                                                34,700         2,238,150
Merck & Co., Inc.                                                          40,600         2,202,144
Micron Technology, Inc.                                                   103,700         1,659,200
Microsoft Corp.                                                            70,100         3,748,247
Morgan Stanley                                                             43,100         1,677,452
National Fuel Gas Co.                                                     125,000         2,521,250
Navistar International Corp.                                              100,000         2,242,000
Pepsi Bottling Group, Inc.                                                 78,800         2,123,660
PepsiCo, Inc.                                                             125,220         5,522,202
Pfizer Inc.                                                               138,125         4,388,231
Pharmacia Corp.                                                            44,351         1,907,093
Philip Morris Companies, Inc.                                              68,700         2,799,525
Pitney Bowes, Inc.                                                         87,200         2,925,560
Pride International, Inc.                                                 213,600         2,964,768
Progress Energy, Inc.                                                      88,700         3,700,564
Public Service Enterprise Group, Inc.                                      63,000         1,804,950
Rohm & Haas Co.                                                           196,300         6,530,901
Ross Stores, Inc.                                                          68,400         2,862,540
Royal Dutch Petroleum Co. NY Shares                                        74,900         3,204,222
St. Paul Companies, Inc.                                                   93,000         3,050,400
Sysco Corp.                                                               121,700         3,855,456
Tektronix, Inc.                                                           142,400         2,516,208
Tiffany & Co.                                                              91,900         2,405,942
Tribune Co.                                                                52,400         2,517,820
Tyco International, Ltd.                                                  193,800         2,802,348
Unisys Corp.                                                              161,200         1,407,276
United Parcel Service, Inc. Class B                                        30,000         1,800,300
United Technologies Corp.                                                 164,800        10,163,216
Viacom, Inc. Class B*                                                      54,300         2,422,323
Washington Mutual, Inc.                                                   134,000         4,791,840
Wells Fargo & Co.                                                          97,000         4,895,590
WGL Holdings, Inc.                                                        100,800         2,331,504
Wyeth                                                                      66,100         2,214,350
                                                                         PAR
Ginnie Mae Pool #002217X, 6.500%, 8/15/03                                      $0               407
State Street Bank & Trust Co. Euro Time Deposit, 1.750%, 11/01/02          19,869        19,869,000


                                                                                     --------------
                                                                                       $350,163,607
                                                                                     ==============

COMBINED STATEMENT OF OPERATIONS
OCTOBER 31, 2002 (UNAUDITED)
                                                      ACQUIRED FUND    ACQUIRING FUND
                                                      CS STRATEGIC      CS LARGE CAP      ADJUSTMENTS             PRO FORMA
                                                          VALUE            VALUE
                                                    ---------------   ----------------   --------------         -------------
INVESTMENT INCOME
 Dividends                                          $     3,945,521   $      3,506,534             -            $   7,452,055
 Interest                                                   101,191            101,632             -                  202,823
 Foreign tax withheld                                       (13,049)               -               -                  (13,049)
                                                    ---------------   ----------------   --------------         -------------
   Total Investment Income                                4,033,663          3,608,166             -            $   7,641,829
                                                    ---------------   ----------------   --------------         -------------
EXPENSES
 Investment advisory services                             1,862,407          1,126,184         (620,686) (c)        2,367,905
 Distribution fees - Class A                                    293            332,952          533,323  (d)          866,568
 Distribution fees - Class B                                    339            333,191               33  (e)          333,563
 Distribution fees - Class C                                  1,222             20,948              105  (e)           22,275
 Distribution fees - Common Class                              -                 7,388             -                    7,388
 Distribution fees - Advisor Class                          173,655               -                -                  173,655
 Transfer agent                                             531,124            228,797         (162,584) (f)          597,337
 Custodian                                                   22,540             17,760            1,572  (g)           41,872
 Administration and accounting fees                         426,285            316,764          (67,124) (h)          675,925
 Registration fees                                           93,906             79,854          (93,906) (i)           79,854
 Interest                                                     5,989              5,669           (5,989) (i)            5,669
 Legal                                                       42,341             55,498          (42,341) (i)           55,498
 Directors'/Trustees' fees                                   15,241              5,558          (15,241) (i)            5,558
 Audit                                                       27,475             26,564            4,301  (i)           58,340
 Printing                                                    98,514             88,911           98,514  (i)           88,911
 Insurance expense                                            9,796             14,032            9,796  (i)           14,032
 Miscellaneous                                               11,685              8,343           11,685  (i)            8,343
                                                    ---------------   ----------------   --------------         -------------
                                                          3,322,812          2,668,413         (588,532)            5,402,693

 Less: Expenses waived and reimbursed by CSAM                 -               (509,588)         509,588  (j)             -
                                                    ---------------   ----------------   --------------         -------------

   Net Expenses                                           3,322,812          2,158,825          (78,944)            5,402,693
                                                    ---------------   ----------------   --------------         -------------

Net Investment Income                                       710,851          1,449,341           78,944             2,239,136
                                                    ---------------   ----------------   --------------         -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM
INVESTMENTS:
 Net Investment gain/(loss) from investments             (1,192,972)         3,173,446            -                 1,980,474

 Net change in unrealized appreciation/
 (depreciation) from investments                        (30,902,727)       (13,538,321)           -               (44,441,048)
                                                    ---------------   ----------------   --------------         -------------

 Net realized and unrealized loss from investments      (32,095,699)       (10,364,875)           -               (42,460,574)
                                                    ---------------   ----------------   --------------         -------------
 Net increase/(decrease) in net assets resulting    $   (31,384,848)  $     (8,915,534)  $       78,944         $ (40,221,438)
                                                    ===============   ================   ==============         =============


                  See Pro Forma notes to financial statements.


CREDIT SUISSE STRATEGIC VALUE FUND
CREDIT SUISSE LARGE CAP VALUE FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS
OCTOBER 31, 2002 (UNAUDITED)

1.       BASIS OF COMBINATION

         The unaudited Pro Forma Combined Portfolio of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of the Credit Suisse Strategic Value Fund ("CS Strategic Value") into the Credit Suisse Large Cap Value Fund ("CS Large Cap Value"). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger provides for the transfer of all or substantially all of the assets of CS Strategic Value to CS Large Cap Value and the subsequent liquidation of CS Strategic Value. The accounting survivor in the proposed merger will be CS Large Cap Value. This is because although CS Strategic Value has the same investment objective as CS Large Cap Value, the surviving fund will invest in a style that is similar to the way in which CS Large Cap Value is currently operated.

         The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.

         CS Strategic Value and CS Large Cap Value are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:

         The Pro Forma adjustments below reflect the impact of the merger between CS Strategic Value and CS Large Cap Value.

         (a)      Elimination of Prepaid expenses from CS Strategic Value

         (b) Redemption of Class A and Common Class Shares from CS Strategic Value and purchase of Class A Shares in Acquiring Fund

         (c) To decrease Investment Advisory Services Fee to reflect the CS Large Cap Value fee schedule.

         (d) To increase 12B-1 fees in Class A shares due to additional assets.

         (e)      To adjust 12B-1 fees for Class B and C Shares.

         (f) Adjustment based on the contractual agreement with the transfer agent for the combined fund.

         (g) Adjustment based on the contractual agreements with the custodian for the combined fund.

         (h) Adjustment to decrease co-administration fee based on combined assets.

         (i) Assumes elimination of duplicate charges in combination, and reflects management's estimates of combined pro-forma operations.

         (j)      Adjustment to decrease CSAM waiver

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Following is a summary of significant accounting policies, which are consistently followed by CS Strategic Value / CS Large Cap Value in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

         SECURITY VALUATION - The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. Each Fund's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximate market value, unless the Board determines that using this method would not reflect an investment's value.

         SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

         FEDERAL INCOME TAXES - CS Strategic Value / CS Large Cap Value intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

         DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and net realized capital gains, if any, are declared and paid at least annually.

                  THE ANNUAL REPORT AND STATEMENT OF ADDITIONAL
          INFORMATION OF THE ACQUIRING FUND DATED OCTOBER 31, 2002, AND
                        FEBRUARY 28, 2003, RESPECTIVELY.

          THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF THE
                     ACQUIRED FUND DATED FEBRUARY 28, 2003
                   AND THE ANNUAL REPORT OF THE ACQUIRED FUND
                             DATED OCTOBER 31, 2002.

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification. Registrant and officers and directors of Credit Suisse Asset Management, LLC ("CSAM"), Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A, filed on February 14, 2002.

Item 16.          Exhibits.

                  1. Declaration of Trust

                  (a) Amended and Restated Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A filed on December 29, 1995 (Securities Act File No. 33-3706)

                  (b) Amendment to Amended and Restated Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A filed on February 20, 1997 (Securities Act File No. 33-3706).

                  (c) Amendment No. 2 to Amended and Restated Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A filed on February 28, 2000 (Securities Act File No. 33-3706).

                  (d) Amendment No. 3 to Amended and Restated Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed on January 24, 2001 (Securities Act File No. 33-3706).

                  (e) Amendment No. 4 to Amended and Restated Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A filed on February 28, 2001 (Securities Act File No. 33-3706).

                  (f) Amendment to Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A filed on December 31, 2001 (Securities Act File No. 33-3706).

                  2. By-Laws

                  (a) By-Laws of the Registrant is incorporated herein by reference to Registrant's Registration Statement on Form N-1A ( Securities Act File No. 33-3706) filed on March 4, 1986.

                  (b) Amendment to By-Laws is incorporated by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A filed on February 28, 2001 (Securities Act File No. 33-3706).

                  (c) Amended By-Laws dated February 5, 2001 is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Credit Suisse International Small Company Fund, Inc., filed on February 22, 2001 (Securities Act File No. 333-49537).

                  (d) Amendment to By-Laws is incorporated by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A filed on December 31, 2001 (Securities Act File No. 33-3706).

                  3. Not applicable.

                  4. Form of the Plan of Reorganization (included as Exhibit A to Registrant's Prospectus/Proxy Statement contained in Part A of this Registration Statement).

                  5. Specimen Stock Certificate is incorporated herein by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on February 3, 1992 (Securities Act File No. 33-3706).

                  6. Investment Advisory Agreement with Credit Suisse Asset Management, LLC dated March 23, 2001.

                  7. Not applicable.

                  8. Not applicable.

                  9. Custodian Agreements

                  (a) Custodian Agreement with State Street Bank and Trust Company ("State Street") is incorporated by reference to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on November 22, 2000 (Securities Act File No. 33-58125).

                  (b) Amendment to Custodian Agreement with State Street, dated April 26, 2001, is incorporated by reference to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 29, 2001 (Securities Act File No. 33-58125).

                  (c) Amendment to Custodian Agreement with State Street, dated May 16, 2001, is incorporated by reference to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 29, 2001.

                  (d) Amended Exhibit I to Custodian Agreement with State Street, dated May 16, 2001, is incorporated by reference to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 29, 2001.

                  10. Rule 12b-1 and Rule 18f-3 Plans.

                  (a) Credit Suisse Large Cap Value Fund - Class A Plan is incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A filed on August 1, 2000 (Securities Act File No. 33-3706).

                  (b) Credit Suisse Large Cap Value Fund - Class B Plan is incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed on December 31, 1996 (Securities Act File No. 33-3706).

                  (c) Credit Suisse Large Cap Value Fund - Class C Plan Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A filed on February 28, 2000 (Securities Act File No. 33-3706).

                  (d) Credit Suisse Large Cap Value Fund - Common Class Plan is incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A filed on August 1, 2000 (Securities Act File No. 33-3706)

                  (e) Credit Suisse Large Cap Value Fund - Advisor Class Plan is incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed on December 29, 2000 (Securities Act File No. 33-3706).

                  (f) Amended Form of Rule 18f-3 Plan dated November 12, 2001 is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of Credit Suisse Capital Appreciation Fund, filed on November 8, 2001 (Securities Act File No. 33-12344).

                  11. Opinion and Consent of Willkie Farr & Gallagher, counsel to the Registrant, with respect to validity of shares.*

                  12. Form of Opinion of Willkie Farr & Gallagher with respect to tax matters.

                  13. Material Contracts

                  (a) Form of Services Agreement is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Select Funds, filed on August 10, 1999 (Securities Act File No. 333-84885).

                  (b) Form of Interim and Restated Services Agreement is incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A of Credit Suisse Opportunity Funds, filed on December 29, 2000 (Securities Act File No. 333-84885).

                  (c) Assignment Agreement by and between CSAMSI and Provident Distributors is incorporated by reference to Post-Effective Amendment No. 17 to the



------------------
* To be filed by amendment.

Registration Statement on Form N-1A of Credit Suisse Opportunity Funds, filed on December 28, 2001 (Securities Act File No. 33-92982).

                  (d) Form of Co-Administration Agreement with CSAMSI is incorporated by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A filed on February 28, 2001 (Securities Act File No. 33-3706).

                  (e) Form of Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Credit Suisse International Small Company Fund, Inc., filed on February 22, 2001 (Securities Act File No. 333-49537).

                  (f) Co-Administration Agreement with State Street.

                  14. Consent of PricewaterhouseCoopers LLP.

                  15. Not applicable.

                  16. Powers of Attorney (included on signature page to this Registration Statement).

                  17. Additional Exhibits

                  (a) Form of Proxy Card (included as an exhibit to Registrant's Prospectus/Proxy Statement contained in Part A of this Registration Statement).

                  (b) Prospectuses and Statement of Additional Information of the Registrant, dated February 28, 2003 are incorporated by reference to Registrant's Registration Statement on Form N-1A, filed on February __, 2003.

                           (c) Prospectuses and Statement of Additional
Information of the Acquired Fund, dated February 28, 2003 are incorporated by reference to Registrant's Registration Statement on Form N-1A, filed on February __, 2003.

                           (d) Annual Report of the Registrant, dated October
31, 2002 is incorporated herein by reference.

                           (e) Annual Report of the Acquired Fund, dated October
31, 2002 is incorporated herein by reference.

1. Undertakings

                           (1) The undersigned Registrant agrees that prior to
any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of


------------------
* To be filed by amendment.

Rule 145(c) of the Securities Act [17 CFR 230.15c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                           (2) The undersigned Registrant agrees that every
prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 30th day of January, 2003.
                                       Credit Suisse Capital Funds

                                          By: /s/ Laurence R. Smith
                                              Laurence R. Smith
                                              Chairman (Chief Executive Officer)

                                POWER OF ATTORNEY

          Each person whose signature appears below, hereby makes, constitutes and appoints each of Hal Liebes and Michael A. Pignataro, with full power to act without the other, as his agent and attorney-in-fact for the purpose of executing in his name, in his capacity as a Trustee of the Credit Suisse Capital Funds, this registration statement on Form N-14 (including amendments thereto) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                                        TITLE                              DATE
---------                                        -----                              ----
/s/ Laurence R. Smith                            Chairman (Chief Executive          January 30, 2003
----------------------                           Officer)

Laurence R. Smith
/s/ Michael A. Pignataro                         Treasurer and Chief Financial      January 30, 2003
-------------------------                        Officer

Michael A. Pignataro
/s/ Richard H. Francis                           Trustee                            January 30, 2003
----------------------

Richard H. Francis
/s/ Jack W. Fritz                                Trustee                            January 30, 2003
-----------------

Jack W. Fritz
/s/ Jeffrey E. Garten                            Trustee                            January 30, 2003
---------------------

Jeffrey E. Garten
/s/ Peter F. Krogh                               Trustee                            January 30, 2003
-------------------

Peter F. Krogh
/s/ James S. Pasman, Jr.                         Trustee                            January 30, 2003
------------------------

James S. Pasman, Jr.
/s/ William W. Priest                            Trustee                            January 30, 2003
---------------------

William W. Priest
/s/ Steven N. Rappaport                          Trustee                            January 30, 2003
-----------------------

Steven N. Rappaport


INDEX TO EXHIBITS

EXHIBIT NO.                     DESCRIPTION OF EXHIBIT
-----------                     ----------------------

(12) Form of Opinion of Willkie Farr & Gallagher, with respect to tax matters.

(14)                            Consent of PricewaterhouseCoopers LLP.